Statistical Supplement Package (unaudited) Second Quarter 2020 1 of 51

Ameriprise Financial, Inc. Statistical Supplement Information Table of Contents Page Ameriprise Financial, Inc. Statistical Supplement Presentation............................................................................................................ 4 Consolidated GAAP Income Statements..................................................................................................... 5 Consolidated Adjusted Operating Results and Highlights............................................................................ 6 Common Share and Capital Summary........................................................................................................ 8 Segment Summary...................................................................................................................................... 10 Advice & Wealth Management Segment Segment Adjusted Operating Income Statements....................................................................................... 12 Segment Metrics......................................................................................................................................... 13 Asset Management Segment Segment Adjusted Operating Income Statements....................................................................................... 15 Segment Metrics......................................................................................................................................... 16 Global Asset Management Products........................................................................................................... 17 Retail Fund Performance - Columbia........................................................................................................... 18 Retail Fund Performance - Threadneedle.................................................................................................... 19 Annuities Segment Segment Adjusted Operating Income Statements....................................................................................... 21 Segment Metrics......................................................................................................................................... 22 Protection Segment Segment Adjusted Operating Income Statements....................................................................................... 24 Segment Metrics......................................................................................................................................... 25 Corporate & Other Segment Segment Adjusted Operating Income Statements....................................................................................... 27 Eliminations Adjusted Operating Income Statements ..................................................................................................... 28 Balance Sheet and Ratings Information Consolidated Balance Sheets...................................................................................................................... 30 Capital and Ratings Information................................................................................................................... 31 Investments................................................................................................................................................. 32 Non-GAAP Financial Information…................................................................................................................. 33 Glossary of Selected Terminology Glossary of Selected Terminology - Segments............................................................................................ 34 Glossary of Selected Terminology............................................................................................................... 35 Exhibit A Disclosed Items........................................................................................................................................... 38 Exhibit B Corporate & Other Segment Details............................................................................................................ 44 Exhibit C Non-GAAP Financial Measure Reconciliations............................................................................................ 47 Exhibit D Revenue Detail by Product.......................................................................................................................... 50 2 of 51

Statistical Supplement Package (unaudited) Second Quarter 2020 Consolidated Results 3 of 51

Ameriprise Financial, Inc. Statistical Supplement Presentation Second Quarter 2020 Ameriprise Financial, Inc. ("Ameriprise Financial" or "the Company") prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Management believes that adjusted operating measures, which exclude the impact of consolidating certain investment entities ("CIEs"); integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related deferred sales inducement costs ("DSIC") and deferred acquisition costs ("DAC") amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; gain or loss on disposal of business that is not considered discontinued operations; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations, best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses several non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6, page 15 and in Exhibit C "Non-GAAP Financial Measure Reconciliations" on pages 47 and 48. The market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values. The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company's nonperformance spread. Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life. The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits, fixed index annuity benefits and indexed universal life benefits accounted for at fair value as embedded derivatives. Adjusted operating earnings is the measure of segment profit or loss management uses to evaluate segment performance. Adjusted operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision. Management believes the presentation of segment adjusted operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis. In addition, management uses net pretax adjusted operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers. In the Asset Management segment, adjusted operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and adjusted operating earnings are adjusted to exclude adjusted operating net investment income and amortization of intangibles. 4 of 51

Ameriprise Financial, Inc. Consolidated GAAP Income Statements Second Quarter 2020 Prior Year Comparisons (in millions, except per share amounts, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Revenues Management and financial advice fees $ 1,732 $ 1,794 $ 1,862 $ 1,770 $ 1,702 $ 3,359 $ 3,472 $ (30) (2)% $ 113 3% $ (68) (4)% Distribution fees 490 480 469 464 375 970 839 (115) (23)% (131) (14)% (89) (19)% Net investment income 368 356 342 328 305 765 633 (63) (17)% (132) (17)% (23) (7)% Premiums 376 374 93 91 78 747 169 (298) (79)% (578) (77)% (13) (14)% Other revenues 316 347 338 373 270 594 643 (46) (15)% 49 8% (103) (28)% Gain on disposal of business - - 213 - - - - - - - - - - Total revenues 3,282 3,351 3,317 3,026 2,730 6,435 5,756 (552) (17)% (679) (11)% (296) (10)% Banking and deposit interest expense 37 34 30 25 18 72 43 (19) (51)% (29) (40)% (7) (28)% Total net revenues 3,245 3,317 3,287 3,001 2,712 6,363 5,713 (533) (16)% (650) (10)% (289) (10)% Expenses Distribution expenses 948 971 991 995 940 1,848 1,935 (8) (1)% 87 5% (55) (6)% Interest credited to fixed accounts 186 127 152 91 262 390 353 76 41% (37) (9)% 171 # Benefits, claims, losses and settlement expenses 584 594 728 (1,747) 1,467 1,254 (280) 883 # (1,534) # 3,214 # Amortization of deferred acquisition costs 58 112 (7) 512 (248) 74 264 (306) # 190 # (760) # Interest and debt expense 59 52 50 46 41 112 87 (18) (31)% (25) (22)% (5) (11)% General and administrative expense 823 820 839 753 776 1,628 1,529 (47) (6)% (99) (6)% 23 3 % Total expenses 2,658 2,676 2,753 650 3,238 5,306 3,888 580 22% (1,418) (27)% 2,588 # Pretax income 587 641 534 2,351 (526) 1,057 1,825 (1,113) # 768 73% (2,877) # Income tax provision 95 98 71 315 13 170 328 (82) (86)% 158 93% (302) (96)% Net income $ 492 $ 543 $ 463 $ 2,036 $ (539) $ 887 $ 1,497 $ (1,031) # $ 610 69% $ (2,575) # Net Investment Income Investment income on fixed maturities $ 344 $ 349 $ 332 $ 322 $ 290 $ 697 $ 612 $ (54) (16)% $ (85) (12)% $ (32) (10)% Realized investment gains (losses) (1) - (10) (2) (19) (3) 4 (22) (3) - (26) # 16 84 % Affordable housing (17) (26) (40) (14) (22) (32) (36) (5) (29)% (4) (13)% (8) (57)% Other (including seed money) 16 19 30 22 23 48 45 7 44% (3) (6)% 1 5 % Consolidated investment entities 25 24 22 17 17 48 34 (8) (32)% (14) (29)% - - Total net investment income $ 368 $ 356 $ 342 $ 328 $ 305 $ 765 $ 633 $ (63) (17)% $ (132) (17)% $ (23) (7)% Earnings Per Share Basic earnings per share $ 3.61 $ 4.09 $ 3.59 $ 16.11 $ (4.31) $ 6.46 $ 11.91 $ (7.92) # $ 5.45 84% $ (20.42) # Earnings per diluted share (2) $ 3.57 $ 4.04 $ 3.53 $ 15.88 $ (4. 31) $ 6.38 $ 11.7 7 $ (7. 88) # $ 5.39 84% $ (20 .19) # Earnings per diluted share growth 15.2% 17.8% (6.1)% NM NM (9.1)% 84.5 % NM 84.5 % NM Weighted average common shares outstanding Basic weighted average common shares outstanding 136.1 132.7 129.0 126.4 125.0 137.4 125.7 (11.1) (8)% (11.7) (9)% (1.4) (1)% Effect of potentially dilutive nonqualified stock options and other share-based awards 1.9 1.8 2.3 1.8 1.2 1.7 1.5 (0.7) (37)% (0.2) (12)% (0.6) (33)% Diluted weighted average common shares outstanding 138.0 134.5 131.3 128.2 126.2 139.1 127.2 (11.8) (9)% (11.9) (9)% (2.0) (2)% Metrics Net revenue growth 1.5% 0.8% 3.4% (3.8)% (16.4)% - (10.2)% (17.9)% (10.2)% (12.6)% Pretax income margin 18.1% 19.3% 16.2% 78.3% (19.4)% 16.6% 31.9% (37.5)% 15.3% (97.7)% Effective tax rate 16.1% 15.4% 13.2% 13.4% (2.4)% 16.0% 18.0% (18.5)% 2.0% (15.8)% Total equity / outstanding shares (3) $ 44.83 $ 45.92 $ 45.04 $ 53.37 $ 52.50 $ 44.83 $ 52.5 0 $ 7.67 17% $ 7.67 17% $ (0. 87) (2)% Total equity excluding AOCI / outstanding shares (4)(5) $ 42.83 $ 43.34 $ 42.98 $ 55.73 $ 49.32 $ 42.83 $ 49.32 $ 6.49 15% $ 6.49 15% $ (6. 41) (12)% (1) Q1 2019 included a $5M impairment classified as restructuring costs related to the sale of Auto & Home. (2) In Q2 2020, the diluted shares used in this calculation represent basic shares due to the net loss. Using actual diluted shares would result in anti-dilution. (3) Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end. (4) Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end. (5) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pgs 47 and 48. NM Not Meaningful # Variance equal to or greater than 100%. 5 of 51

Ameriprise Financial, Inc. Consolidated Adjusted Operating Results and Highlights Second Quarter 2020 Prior Year Comparisons (in millions except per share amounts, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Revenues Total net revenues $ 3,245 $ 3,317 $ 3,287 $ 3,001 $ 2,712 $ 6,363 $ 5,713 $ (533) (16)% $ (650) (10)% $ (289) (10)% Less revenues attributable to the CIEs 24 22 21 16 15 45 31 (9) (38)% (14) (31)% (1) (6)% Less net realized investment gains (losses) (1) - (13) (2) (2 0) (3) 9 (2 3) (3) - (32) # 17 85 % Less market impact on indexed universal life benefits (1) (8) 17 8 55 (6 6) (2 5) (1 1) (58) # 14 56% (121) # Mean reversion related impacts (1) - - - (1) 1 - - 1 - - - 2 # Less market impact of hedges on investments (18) (9) 2 - - (28) - 18 # 28 # - - Less gain on disposal of business (4) - - 213 - - - - - - - - - - Less integration/restructuring charges (2) - - - - - (3) - - - 3 # - - Adjusted operating total net revenues (4) $ 3,247 $ 3,300 $ 3,045 $ 2,951 $ 2,765 $ 6,365 $ 5,716 $ (482) (15)% $ (649) (10)% $ (186) (6)% Earnings Net income $ 492 $ 543 $ 463 $ 2,036 $ (539) $ 887 $ 1,497 $ (1,031) # $ 610 69% $ (2,575) # Less net income (loss) attributable to the CIEs 1 (1) 1 (2) - 1 (2) (1) # (3) # 2 # Integration/restructuring charges (2)(4) 2 2 6 1 2 9 3 - - (6) (67)% 1 # Market impact on variable annuity guaranteed benefits (1)(4) 60 2 375 (1 ,689) 988 202 (7 01) 928 # (903) # 2 ,677 # Market impact on fixed index annuity benefits (1)(4) (1) 1 - (3) 3 (1) - 4 # 1 # 6 # Market impact on indexed universal life benefits (1)(4) 26 (48) (1 7) (9 1) 122 77 31 96 # (46) (60)% 213 # Mean reversion related impacts (1)(4) (18) 36 (3 9) 61 (1 4) (5 4) 47 4 2 2% 101 # (75) # Market impact of hedges on investments (4) 18 9 (2) - - 28 - (18) # (28) # - - Less gain on disposal of business (4) - - 213 - - - - - - - - - - Less net realized investment gains (losses) (1)(4) - (11) (2) (2 0) (2) 9 (2 2) (2) - (31) # 18 90 % Tax effect of adjustments (5) (18) (3) (2 3) 357 (2 31) (5 3) 126 (213) # 179 # (588) # Adjusted operating earnings (3) $ 560 $ 554 $ 551 $ 694 $ 333 $ 1,085 $ 1,027 $ (227) (41)% $ (5 8) (5)% $ (361) (52)% Pretax Earnings Pretax income $ 587 $ 641 $ 534 $ 2,351 $ (526) $ 1,057 $ 1,825 $ (1,113) # $ 768 73% $ (2,877) # Less pretax income (loss) attributable to the CIEs 1 (1) 1 (2) - 1 (2) (1) # (3) # 2 # Integration/restructuring charges (2) 2 2 6 1 2 9 3 - - (6) (67)% 1 # Market impact on variable annuity guaranteed benefits (1) 60 2 375 (1 ,689) 988 202 (7 01) 928 # (903) # 2 ,677 # Market impact on fixed index annuity benefits (1) (1) 1 - (3) 3 (1) - 4 # 1 # 6 # Market impact on indexed universal life benefits (1) 26 (48) (1 7) (9 1) 122 77 31 96 # (46) (60)% 213 # Mean reversion related impacts (1) (18) 36 (3 9) 61 (1 4) (5 4) 47 4 2 2% 101 # (75) # Market impact of hedges on investments 18 9 (2) - - 28 - (18) # (28) # - - Less gain on disposal of business (4) - - 213 - - - - - - - - - - Less net realized investment gains (losses) (1) - (11) (2) (2 0) (2) 9 (2 2) (2) - (31) # 18 90 % Pretax adjusted operating earnings (3) $ 673 $ 655 $ 645 $ 652 $ 577 $ 1,308 $ 1,229 $ (96) (14)% $ (7 9) (6)% $ (75) (12)% Pretax Adjusted Operating Margin (3)(6) 20.7% 19.8% 21.2% 22.1% 20.9% 20.5% 21.5% 0.2% 1 .0% (1 .2)% Adjusted Operating Effective Tax Rate (3)(7) 16.8% 15.4% 14.6% -6.4% 42.3% 17.0% 16.4% 25. 5% (0 .6)% 48. 7 % Weighted Average Common Shares Outstanding Basic 136.1 132.7 129.0 126.4 125.0 137.4 125.7 (11.1) (8)% (11.7) (9)% (1.4) (1)% Diluted 138.0 134.5 131.3 128.2 126.2 139.1 127.2 (11.8) (9)% (11.9) (9)% (2.0) (2)% Adjusted Operating Earnings Per Share (3) Basic adjusted operating earnings per share $ 4.11 $ 4.17 $ 4. 27 $ 5. 49 $ 2. 66 $ 7. 90 $ 8. 17 $ (1 .45) (35)% $ 0. 27 3% $ (2 .83) (52)% Adjusted operating earnings per diluted share $ 4.06 $ 4.12 $ 4.20 $ 5.41 $ 2.64 $ 7.80 $ 8.07 $ (1.42) (35)% $ 0.27 3% $ (2.77) (51)% Return on Equity Return on equity excluding AOCI (3)(7) 33.1% 34.0% 33. 1% 59. 5% 41. 7% 33. 1% 41. 7% 8. 6% 8. 6% (1 7.8)% Adjusted operating return on equity excluding AOCI (3)(7) 37.1% 37.7% 38. 3% 39. 7% 35. 6% 37. 1% 35. 6% (1 .5)% (1 .5)% (4 .1)% (1) Adjusted operating adjustments for net realized investment gains (losses), mean reversion related impacts, market impact on indexed universal life benefits, market impact on fixed index annuity benefits, and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable: hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual. (2) Q1 2019 included a $5M impairment classified as restructuring costs related to the sale of Auto & Home. (3) See non-GAAP financial information on pg 33. (4) Pretax adjusted operating adjustments. (5) Calculated using the statutory tax rate of 21%. (6) Defined as pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. (7) Non-GAAP financial measure reconciliations can be found on pg 47 and 48. # Variance equal to or greater than 100%. 6 of 51

Ameriprise Financial, Inc. Consolidated Adjusted Operating Results and Highlights Second Quarter 2020 Prior Year Comparisons (in millions except per share amounts, headcount and where noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Book Value Total equity excluding CIEs / outstanding shares (1)(2) $ 44.83 $ 45.92 $ 45.03 $ 53.36 $ 52.46 $ 44.83 $ 52.46 $ 7.63 17% $ 7.63 17% $ (0.90) (2)% Total equity excluding CIEs and AOCI / outstanding shares (1)(3) $ 42.83 $ 43.33 $ 42.97 $ 55.73 $ 49.33 $ 42.83 $ 49.33 $ 6.50 15% $ 6.50 15% $ (6.40) (11)% Adjusted Operating Metrics Adjusted operating earnings per diluted share growth: Target 12 - 15% 14.0% 14.1% 10.5% 44.3% (35.0)% 7.9% 3.5% (49.0)% (4.4)% (79.3)% Adjusted operating return on equity excluding AOCI: Target 30%+ (1) 37.1% 37.7% 38. 3% 39. 7% 35. 6% 37. 1% 35. 6% (1 .5)% (1 .5)% (4 .1)% Debt to Capital Total Ameriprise Financial long-term debt to total Ameriprise Financial capital (4) 34.0% 34.1% 35. 1% 25. 9% 30. 4% 34. 0% 30. 4% (3 .6)% (3 .6)% 4. 5 % Goodwill and Intangible Assets $ 1,976 $ 1,963 $ 1,990 $ 1,967 $ 1,967 $ 1,976 $ 1,967 $ (9) - $ (9) - $ - - Assets Under Management and Administration Advice & Wealth Management AUM $ 289,933 $ 295,907 $ 315,201 $ 273,072 $ 314,820 $ 289,933 $ 314,820 $ 24,887 9% $ 24,887 9% $ 41,748 15 % Asset Management AUM 468,274 468,564 494,181 426,163 476,121 468,274 476,121 7,847 2% 7,847 2% 49,958 12 % Corporate AUM 46 47 49 48 71 46 71 25 54% 25 54% 23 48 % Eliminations (29,299) (29,706) (31,358) (27,923) (31,928) (29,299) (31,928) (2,629) (9)% (2,629) (9)% (4,005) (14)% Total Assets Under Management 728,954 734,812 778,073 671,360 759,084 728,954 759,084 30,130 4% 30,130 4% 87,724 13 % Total Assets Under Administration 186,950 186,471 195,376 167,760 187,696 186,950 187,696 746 - 746 - 19,936 12 % Total AUM and AUA $ 915,904 $ 921,283 $ 973,449 $ 839,120 $ 946,780 $ 915,904 $ 946,780 $ 30,876 3% $ 30,876 3% $ 107,660 13 % Business Metrics AWM total client assets $ 607,514 $ 611,650 $ 643,046 $ 559,808 $ 630,202 $ 607,514 $ 630,202 $ 22,688 4% $ 22,688 4% $ 70,394 13 % Total financial advisors 9,951 9,930 9,871 9,878 9,894 9,951 9,894 (57) (1)% (57) (1)% 16 - Net Flows and Net Deposits Advisor wrap $ 4,819 $ 4,109 $ 4,359 $ 6,111 $ 4,916 $ 9,156 $ 11,027 $ 97 2% $ 1,871 20% $ (1,195) (20)% Asset Management $ (1,927) $ (1,277) $ 3,348 $ (2,359) $ 2,597 $ (9,158) $ 238 $ 4,524 # $ 9,396 # $ 4,956 # Annuities (5) $ (1,027) $ (841) $ (931) $ (906) $ (591) $ (2,077) $ (1,497) $ 436 42% $ 580 28% $ 315 35 % Variable universal life / Universal life $ (57) $ (63) $ (52) $ (77) $ (69) $ (150) $ (146) $ (12) (21)% $ 4 3% $ 8 10 % S&P 500 Daily average 2,884 2,958 3,089 3,069 2,927 2,803 2,998 43 1% 195 7% (142) (5)% Period end 2,942 2,977 3,231 2,585 3,100 2,942 3,100 158 5% 158 5% 515 20 % Weighted Equity Index (WEI) (6) Daily average 2,030 2,065 2,152 2,111 1,975 1,980 2,042 (55) (3)% 62 3% (136) (6)% Period end 2,069 2,075 2,247 1,753 2,099 2,069 2,099 30 1% 30 1% 346 20% (1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48. (2) Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end. (3) Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end. (4) The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020. (5) Excludes payout annuities. (6) Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets. # Variance equal to or greater than 100%. 7 of 51

Ameriprise Financial, Inc. Common Share and Capital Summary Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Common shares Beginning balance 134.2 131.3 127.4 123.9 122.3 136.3 123.9 (11.9) (9)% (12.4) (9)% (1.6) (1)% Repurchases (3.0) (4.0) (3.6) (2.5) (1.7) (5.8) (4.2) 1.3 43% 1.6 28% 0.8 32 % Issuances 0.3 0.3 0.3 1.8 - 1.2 1.8 (0.3) # 0.6 50% (1.8) # Other (0.2) (0.2) (0.2) (0.9) - (0.4) (0.9) 0.2 # (0.5) # 0.9 # Total common shares outstanding 131.3 127.4 123.9 122.3 120.6 131.3 120.6 (10.7) (8)% (10.7) (8)% (1.7) (1)% Restricted stock units 3.2 3.2 3.3 3.1 3.2 3.2 3.2 - - - - 0.1 3 % Total basic common shares outstanding 134.5 130.6 127.2 125.4 123.8 134.5 123.8 (10.7) (8)% (10.7) (8)% (1.6) (1)% Total potentially dilutive shares 2.0 1.9 2.6 0.9 1.8 2.0 1.8 (0.2) (10)% (0.2) (10)% 0.9 # Total diluted shares 136.5 132.5 129.8 126.3 125.6 136.5 125.6 (10.9) (8)% (10.9) (8)% (0.7) (1)% Capital Returned to Shareholders Dividends paid $ 134 $ 129 $ 128 $ 126 $ 131 $ 261 $ 257 $ (3) (2)% $ (4) (2)% $ 5 4 % Common stock share repurchases $ 436 $ 547 $ 561 $ 386 $ 251 $ 791 $ 637 $ (185) (42)% $ (154) (19)% $ (135) (35)% Allocated Capital (1) Advice & Wealth Management $ 817 $ 910 $ 977 $ 1,053 $ 1,172 $ 817 $ 1,172 $ 355 43% $ 355 43% $ 119 11 % Asset Management 1,844 1,827 1,838 1,818 1,831 1,844 1,831 (13) (1)% (13) (1)% 13 1 % Annuities 1,741 1,802 1,861 1,757 1,767 1,741 1,767 26 1% 26 1% 10 1 % Protection 743 769 777 960 800 743 800 57 8% 57 8% (160) (17)% Corporate & Other 3,665 3,401 3,063 3,701 3,337 3,665 3,337 (328) (9)% (328) (9)% (364) (10)% Total allocated capital $ 8,810 $ 8,709 $ 8,516 $ 9,289 $ 8,907 $ 8,810 $ 8,907 $ 97 1% $ 97 1% $ (382) (4)% (1) Allocated capital equals Ameriprise Financial shareholders' equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities. Allocated capital is not adjusted for non adjusted operating items except for CIEs. # Variance equal to or greater than 100%. 8 of 51

Statistical Supplement Package (unaudited) Second Quarter 2020 Segment Results 9 of 51

Ameriprise Financial, Inc. Segment Summary Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Segment Summary Advice & Wealth Management Adjusted operating total net revenues $ 1,653 $ 1,682 $ 1,710 $ 1,695 $ 1,537 $ 3,207 $ 3,232 $ (116) (7)% $ 25 1% $ (158) (9)% Adjusted operating expenses 1,277 1,286 1,323 1,317 1,266 2,481 2,583 (11) (1)% 102 4% (51) (4)% Pretax adjusted operating earnings $ 376 $ 396 $ 387 $ 378 $ 271 $ 726 $ 649 $ (105) (28)% $ (77) (11)% $ (107) (28)% Allocated capital $ 817 $ 910 $ 977 $ 1,053 $ 1,172 $ 817 $ 1,172 $ 355 43% $ 355 43% $ 119 11 % Adjusted operating return on allocated capital (1) 158.3% 155.6% 150.9% 153.0% 124.2% 158.3% 124.2% (34 .1)% (34 .1)% (28 .8)% Pretax adjusted operating margin 22.7% 23.5% 22.6% 22.3% 17.6% 22.6% 20.1% (5.1)% (2.5)% (4.7)% Asset Management Adjusted operating total net revenues $ 712 $ 742 $ 770 $ 686 $ 668 $ 1,401 $ 1,354 $ (44) (6)% $ (47) (3)% $ (18) (3)% Adjusted operating expenses 548 569 592 529 527 1,091 1,056 (21) (4)% (35) (3)% (2) - Pretax adjusted operating earnings $ 164 $ 173 $ 178 $ 157 $ 141 $ 310 $ 298 $ (23) (14)% $ (12) (4)% $ (16) (10)% Allocated capital $ 1,844 $ 1,827 $ 1,838 $ 1,818 $ 1,831 $ 1,844 $ 1,831 $ (13) (1)% $ (13) (1)% $ 13 1 % Adjusted operating return on allocated capital (1) 29.8% 28.7% 30.2% 32.8% 29.9% 29.8% 29.9% 0.1% 0.1% (2. 9)% Pretax adjusted operating margin 23.0% 23.3% 23.1% 22.9% 21.1% 22.1% 22.0% (1.9)% (0.1)% (1.8)% Adjusted operating total net revenues $ 712 $ 742 $ 770 $ 686 $ 668 $ 1,401 $ 1,354 $ (44) (6)% $ (47) (3)% $ (18) (3)% Distribution pass thru revenues (186) (189) (193) (186) (177) (365) (363) 9 5% 2 1% 9 5 % Subadvisory and other pass thru revenues (81) (83) (85) (78) (76) (162) (154) 5 6% 8 5% 2 3% (2) Net adjusted operating revenues $ 445 $ 470 $ 492 $ 422 $ 415 $ 874 $ 837 $ (30) (7)% $ (37) (4)% $ (7) (2)% Pretax adjusted operating earnings $ 164 $ 173 $ 178 $ 157 $ 141 $ 310 $ 298 $ (23) (14)% $ (12) (4)% $ (16) (10)% Adjusted operating net investment income (3) (2) (4) - (1) (9) (1) 2 67% 8 89% (1) - Amortization of intangibles 4 9 4 3 3 8 6 (1) (25)% (2) (25)% - - (2) Net adjusted operating earnings $ 165 $ 180 $ 178 $ 160 $ 143 $ 309 $ 303 $ (22) (13)% $ (6) (2)% $ (17) (11)% Net pretax adjusted operating margin (2)(3) 37.1% 38.3% 36.2% 37.9% 34.5% 35.4% 36.2% (2. 6)% 0.8% (3. 4)% Annuities Adjusted operating total net revenues $ 620 $ 617 $ 618 $ 589 $ 583 $ 1,224 $ 1,172 $ (37) (6)% $ (52) (4)% $ (6) (1)% Adjusted operating expenses 491 497 498 494 428 967 922 (63) (13)% (45) (5)% (66) (13)% Pretax adjusted operating earnings $ 129 $ 120 $ 120 $ 95 $ 155 $ 257 $ 250 $ 26 20% $ (7) (3)% $ 60 63 % Allocated capital $ 1,741 $ 1,802 $ 1,861 $ 1,757 $ 1,767 $ 1,741 $ 1,767 $ 26 1% $ 26 1% $ 10 1 % Adjusted operating return on allocated capital (1) 22.9% 22.7% 23.0% 23.1% 22.1% 22.9% 22.1% (0. 8)% (0. 8)% (1. 0)% Pretax adjusted operating margin 20.8% 19.4% 19.4% 16.1% 26.6% 21.0% 21.3% 5.8% 0.3% 10.5 % Protection Adjusted operating total net revenues $ 259 $ 265 $ 261 $ 257 $ 257 $ 521 $ 514 $ (2) (1)% $ (7) (1)% $ - - Adjusted operating expenses 194 208 196 185 187 382 372 (7) (4)% (10) (3)% 2 1 % Pretax adjusted operating earnings $ 65 $ 57 $ 65 $ 72 $ 70 $ 139 $ 142 $ 5 8% $ 3 2% $ (2) (3)% Allocated capital $ 743 $ 769 $ 777 $ 960 $ 800 $ 743 $ 800 $ 57 8% $ 57 8% $ (160) (17)% Adjusted operating return on allocated capital (1) 28.3% 28.1% 28.0% 29.1% 27.3% 28.3% 27.3% (1. 0)% (1. 0)% (1. 8)% Pretax adjusted operating margin 25.1% 21.5% 24.9% 28.0% 27.2% 26.7% 27.6% 2.1% 0.9% (0.8)% Corporate & Other Corporate excluding Long Term Care and Auto & Home pretax adjusted operating loss $ (79) $ (73) $ (103) $ (52) $ (77) $ (157) $ (129) $ 2 3% $ 28 18% $ (25) (48)% Long Term Care pretax adjusted operating earnings (loss) $ 4 $ (8) $ (2) $ 2 $ 17 $ 10 $ 19 $ 13 # $ 9 90% $ 15 # Auto & Home pretax adjusted operating earnings (loss) (4) $ 14 $ (10) $ N/A - $ N/A - $ N/A - $ 23 $ N/A - $ N/A (14) N/A# $ N/A (23) N/A# $ N/A - N/A- (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (2) See non-GAAP financial information on pg 33. (3) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues. (4) Auto & Home business sold as of October 1, 2019 to American Family Insurance # Variance equal to or greater than 100%. 10 of 51

Statistical Supplement Package (unaudited) Second Quarter 2020 Advice & Wealth Management Segment 11 of 51

Ameriprise Financial, Inc. Advice & Wealth Management Segment Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Advice & Wealth Management Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 954 $ 984 $ 1,025 $ 1,024 $ 969 $ 1,832 $ 1,993 $ 15 2% $ 161 9% $ (55) (5)% Distribution fees 580 578 562 548 453 1,141 1,001 (127) (22)% (140) (12)% (95) (17)% Net investment income 101 110 101 100 77 200 177 (24) (24)% (23) (12)% (23) (23)% Premiums - - - - - - - - - - - - - Other revenues 54 45 52 48 56 105 104 2 4% (1) (1)% 8 17 % Total revenues 1,689 1,717 1,740 1,720 1,555 3,278 3,275 (134) (8)% (3) - (165) (10)% Banking and deposit interest expense 36 35 30 25 18 71 43 (18) (50)% (28) (39)% (7) (28)% Adjusted operating total net revenues 1,653 1,682 1,710 1,695 1,537 3,207 3,232 (116) (7)% 25 1% (158) (9)% Expenses Distribution expenses 926 948 970 970 913 1,796 1,883 (13) (1)% 87 5% (57) (6)% Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense 3 2 3 2 3 6 5 - - (1) (17)% 1 50 % General and administrative expense 348 336 350 345 350 679 695 2 1% 16 2% 5 1 % Adjusted operating expenses 1,277 1,286 1,323 1,317 1,266 2,481 2,583 (11) (1)% 102 4% (51) (4)% Pretax adjusted operating earnings $ 376 $ 396 $ 387 $ 378 $ 271 $ 726 $ 649 $ (105) (28)% $ (77) (11)% $ (107) (28)% Pretax adjusted operating margin 22.7% 23.5% 22.6% 22.3% 17.6% 22.6% 20.1% (5.1)% (2.5)% (4.7)% Return on Capital Allocated capital $ 817 $ 910 $ 977 $ 1,053 $ 1,172 $ 817 $ 1,172 $ 355 43% $ 355 43% $ 119 11 % Adjusted operating return on allocated capital (1) 158.3% 155.6% 150.9% 153.0% 124.2% 158.3% 124.2% (34 .1)% (34 .1)% (28 .8)% Brokerage Cash and Certificates Balances On-balance sheet (Net Investment Income) On-balance sheet - broker dealer $ 3,137 $ 3,169 $ 3,141 $ 3,517 $ 3,332 $ 3,137 $ 3,332 $ 195 6% $ 195 6% $ (185) (5)% On-balance sheet - bank 2,205 2,543 3,788 6,160 5,298 2,205 5,298 3,093 # 3,093 # (862) (14)% On-balance sheet - certificate 7,951 7,744 7,522 7,336 7,451 7,951 7,451 (500) (6)% (500) (6)% 115 2 % Total on-balance sheet 13,293 13,456 14,451 17,013 16,081 13,293 16,081 2,788 21% 2,788 21% (932) (5)% Off-balance sheet (Distribution Fees) Off-balance sheet - broker dealer 18,964 18,295 18,470 22,988 22,498 18,964 22,498 3,534 19% 3,534 19% (490) Total Brokerage cash and certificates balances $ 32,257 $ 31,751 $ 32,921 $ 40,001 $ 38,579 $ 32,257 $ 38,579 $ 6,322 20% $ 6,322 20% $ (1,422) (4)% Brokerage Sweep Fee (2) 2.10% 2.04% 1.66% 1.33% 0.24% 2.11% 0.74% (1.86)% (1. 37)% (1. 09)% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (2) Brokerage sweep fee does not include certificates. # Variance equal to or greater than 100%. 12 of 51

Ameriprise Financial, Inc. Advice & Wealth Management Segment Second Quarter 2020 Prior Year Comparisons (in millions, except headcount and where noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Product Information Certificates and Banking - Combined Pretax adjusted operating earnings $ 16 $ 16 $ 18 $ 17 $ 18 $ 32 $ 35 $ 2 13% $ 3 9% $ 1 6 % Allocated capital $ 503 $ 598 $ 650 $ 742 $ 856 $ 503 $ 856 $ 353 70% $ 353 70% $ 114 15 % Adjusted operating return on allocated capital (1) 12.9% 11.7% 10.6% 10.3% 8.6% 12.9% 8.6% (4. 3)% (4. 3)% (1. 7)% Wealth Management & Distribution Pretax adjusted operating earnings $ 360 $ 380 $ 369 $ 361 $ 253 $ 694 $ 614 $ (107) (30)% $ (80) (12)% $ (108) (30)% Allocated capital $ 314 $ 312 $ 327 $ 311 $ 316 $ 314 $ 316 $ 2 1% $ 2 1% $ 5 2 % Adjusted operating return on allocated capital (1) 347.8% 367.8% 384.4% 418.9% 369.2% 347.8% 369.2% 21.4% 21.4% (49 .7)% Financial Advisors Employee advisors (2) 2,185 2,165 2,131 2,102 2,116 2,185 2,116 (69) (3)% (69) (3)% 14 1 % Franchisee advisors 7,766 7,765 7,740 7,776 7,778 7,766 7,778 12 - 12 - 2 - Total financial advisors 9,951 9,930 9,871 9,878 9,894 9,951 9,894 (57) (1)% (57) (1)% 16 - Adjusted operating total net revenues per financial advisor (in thousands) (3) $ 166 $ 169 $ 173 $ 172 $ 155 $ 322 $ 327 $ (11) (7)% $ 5 2% $ (17) (10)% Adjusted operating total net revenues per financial advisor-trailing twelve months (in thousands) (4) $ 638 $ 650 $ 664 $ 680 $ 669 $ 638 $ 669 $ 31 5% $ 31 5% $ (11) (2)% Advisor Retention Employee 92.9% 91.8% 91.2% 90.2% 90.9% 92.9% 90.9% (2.0)% (2.0)% 0.7 % Franchisee 93.2% 92.8% 92.8% 92.8% 93.4% 93.2% 93.4% 0.2% 0.2% 0.6 % AWM Total Client Assets $ 607,514 $ 611,650 $ 643,0 46 $ 559,8 08 $ 630,2 02 $ 607,5 14 $ 630,202 $ 22,688 4% $ 22,688 4% $ 70,394 13 % Total Wrap Accounts Beginning assets $ 278,794 $ 291,969 $ 298,063 $ 317,536 $ 275,505 $ 251,486 $ 317,536 $ (3,289) (1)% $ 66,050 26% $ (42,031) (13)% Other net flows 4,819 4,109 4,359 6,111 4,916 9,156 11,027 97 2% 1,871 20% (1,195) (20)% Net flows 4,819 4,109 4,359 6,111 4,916 9,156 11,027 97 2% 1,871 20% (1,195) (20)% Market appreciation (depreciation) and other 8,356 1,985 15,114 (48,142) 37,194 31,327 (10,948) 28,838 # (42,275) # 85,336 # Total wrap ending assets $ 291,969 $ 298,063 $ 317,536 $ 275,505 $ 317,615 $ 291,969 $ 317,615 $ 25,646 9% $ 25,646 9% $ 42,110 15 % Advisory wrap account assets ending balance (5) $ 289,070 $ 295,031 $ 314,2 81 $ 272,2 63 $ 313,8 98 $ 289,0 70 $ 313,8 98 $ 24,828 9% $ 24,828 9% $ 41,635 15% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (2) IPI advisors are being included in the employee advisor count. (3) Year-to-date is sum of current and prior quarters for the year under review. (4) Trailing twelve months is the sum of the last four quarters. (5) Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee. Beginning Q4 2019, all advisory fee billing is calculated in advance on a monthly basis using point-in-time assets. Prior to Q4 2019, some advisory accounts billed in arrears on a quarterly or monthly basis using average daily assets. # Variance equal to or greater than 100%. 13 of 51

Statistical Supplement Package (unaudited) Second Quarter 2020 Asset Management Segment 14 of 51

Ameriprise Financial, Inc. Asset Management Segment Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Asset Management Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 607 $ 636 $ 661 $ 583 $ 570 $ 1,191 $ 1,153 $ (37) (6)% $ (38) (3)% $ (13) (2)% Distribution fees 103 102 105 103 96 201 199 (7) (7)% (2) (1)% (7) (7)% Net investment income 3 2 4 - 1 9 1 (2) (67)% (8) (89)% 1 - Premiums - - - - - - - - - - - - - Other revenues - 1 - - 1 1 1 1 - - - 1 - Total revenues 713 741 770 686 668 1,402 1,354 (45) (6)% (48) (3)% (18) (3)% Banking and deposit interest expense 1 (1) - - - 1 - (1) # (1) # - - Adjusted operating total net revenues 712 742 770 686 668 1,401 1,354 (44) (6)% (47) (3)% (18) (3)% Expenses Distribution expenses 230 236 239 231 220 453 451 (10) (4)% (2) - (11) (5)% Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs 2 2 2 3 3 5 6 1 50% 1 20% - - Interest and debt expense 7 6 6 1 1 13 2 (6) (86)% (11) (85)% - - General and administrative expense 309 325 345 294 303 620 597 (6) (2)% (23) (4)% 9 3 % Adjusted operating expenses 548 569 592 529 527 1,091 1,056 (21) (4)% (35) (3)% (2) - Pretax adjusted operating earnings $ 164 $ 173 $ 178 $ 157 $ 141 $ 310 $ 298 $ (23) (14)% $ (12) (4)% $ (16) (10)% Pretax adjusted operating margin 23.0% 23.3% 23.1% 22.9% 21.1% 22.1% 22.0% (1.9)% (0.1)% (1.8)% Adjusted operating total net revenues $ 712 $ 742 $ 770 $ 686 $ 668 $ 1,401 $ 1,354 $ (44) (6)% $ (47) (3)% $ (18) (3)% Distribution pass thru revenues (186) (189) (193) (186) (177) (365) (363) 9 5% 2 1% 9 5 % Subadvisory and other pass thru revenues (81) (83) (85) (78) (76) (162) (154) 5 6% 8 5% 2 3% (1) Net adjusted operating revenues $ 445 $ 470 $ 492 $ 422 $ 415 $ 874 $ 837 $ (30) (7)% $ (37) (4)% $ (7) (2)% Pretax adjusted operating earnings $ 164 $ 173 $ 178 $ 157 $ 141 $ 310 $ 298 $ (23) (14)% $ (12) (4)% $ (16) (10)% Adjusted operating net investment income (3) (2) (4) - (1) (9) (1) 2 67% 8 89% (1) - Amortization of intangibles 4 9 4 3 3 8 6 (1) (25)% (2) (25)% - - (1) Net adjusted operating earnings $ 165 $ 180 $ 178 $ 160 $ 143 $ 309 $ 303 $ (22) (13)% $ (6) (2)% $ (17) (11)% Net pretax adjusted operating margin (1)(2) 37.1% 38.3% 36.2% 37.9% 34.5% 35.4% 36.2% (2.6)% 0.8% (3. 4)% Performance Fees (3) Performance fees $ 12 $ 33 $ 41 $ - $ 1 $ 18 $ 1 $ (11) (92)% $ (17) (94)% $ 1 - Performance fee related general and administrative expense - 15 22 - - 3 - - - (3) # - - Net performance fees $ 12 $ 18 $ 19 $ - $ 1 $ 15 $ 1 $ (11) (92)% $ (14) (93)% $ 1 - Return on Capital Allocated capital $ 1,844 $ 1,827 $ 1,838 $ 1,818 $ 1,831 $ 1,844 $ 1,831 $ (13) (1)% $ (13) (1)% $ 13 1 % Adjusted operating return on allocated capital (4) 29.8% 28.7% 30.2% 32.8% 29.9% 29.8% 29.9% 0.1% 0.1% (2. 9)% (1) See non-GAAP financial information on pg 33. (2) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues. (3) Performance fees do not include CLO incentive fees. (4) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. # Variance equal to or greater than 100%. 15 of 51

Ameriprise Financial, Inc. Asset Management Segment Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Total Managed Assets by Type Equity $ 252,740 $ 250,807 $ 271,149 $ 210,463 $ 251,362 $ 252,740 $ 251,362 $ (1,378) (1)% $ (1,378) (1)% $ 40,899 19 % Fixed income 172,618 176,105 179,210 174,012 183,061 172,618 183,061 10,443 6% 10,443 6% 9,049 5 % Money market 5,340 4,797 5,634 4,947 4,997 5,340 4,997 (343) (6)% (343) (6)% 50 1 % Alternative 3,154 3,163 3,093 2,745 3,148 3,154 3,148 (6) - (6) - 403 15 % Hybrid and other 34,422 33,692 35,095 33,996 33,553 34,422 33,553 (869) (3)% (869) (3)% (443) (1)% Total managed assets by type $ 468,274 $ 468,564 $ 494,181 $ 426,163 $ 476,121 $ 468,274 $ 476,121 $ 7,847 2% $ 7,847 2% $ 49,958 12 % Average Managed Assets by Type (1) Equity $ 250,129 $ 250,986 $ 260,719 $ 246,757 $ 235,797 $ 246,551 $ 245,680 $ (14,332) (6)% $ (871) - $ (10,960) (4)% Fixed income 168,090 174,440 178,194 181,159 178,986 166,339 180,937 10,896 6% 14,598 9% (2,173) (1)% Money market 5,200 4,941 5,252 4,745 5,121 5,118 4,931 (79) (2)% (187) (4)% 376 8 % Alternative 3,168 3,138 3,084 3,030 2,956 3,147 3,029 (212) (7)% (118) (4)% (74) (2)% Hybrid and other 34,105 33,889 34,292 35,397 33,457 33,712 34,489 (648) (2)% 777 2% (1,940) (5)% Total average managed assets by type $ 460,692 $ 467,394 $ 481,541 $ 471,088 $ 456,317 $ 454,867 $ 469,066 $ (4,375) (1)% $ 14,199 3% $ (14,771) (3)% Model delivery AUA flows(2) 189 870 233 66 315 541 381 126 67% (160) (30)% 249 # Total Assets Under Advisement (3) 10,290 11,515 11,707 12,796 10,454 10,290 10,454 164 2% 164 2% (2,342) (18)% (1) Average ending balances are calculated using the average of the prior period's ending balance and all months in the current period. (2) Estimated flows based on the period to period change in assets less calculated performance based on strategy returns. Flows are presented on a one-quarter lag. (3) Assets and management fee rates are presented on a one-quarter lag. # Variance equal to or greater than 100%. 16 of 51

Ameriprise Financial, Inc. Asset Management Segment Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Managed Assets Rollforward Global Retail Funds Beginning assets $ 267,965 $ 272,784 $ 271,409 $ 287,452 $ 239,038 $ 247,943 $ 287,452 $ (28,927) (11)% $ 39,509 16% $ (48,414) (17)% Inflows 11,456 11,084 12,826 17,371 15,925 23,029 33,296 4,469 39% 10,267 45% (1,446) (8)% Outflows (13,442) (12,453) (12,817) (20,028) (14,231) (28,523) (34,259) (789) (6)% (5,736) (20)% 5,797 29 % Net VP/VIT fund flows (761) (583) (640) (737) (625) (1,520) (1,362) 136 18% 158 10% 112 15 % Net new flows (2,747) (1,952) (631) (3,394) 1,069 (7,014) (2,325) 3,816 # 4,689 67% 4,463 # Reinvested dividends 2,906 580 5,664 502 1,983 3,461 2,485 (923) (32)% (976) (28)% 1,481 # Net flows 159 (1,372) 5,033 (2,892) 3,052 (3,553) 160 2,893 # 3,713 # 5,944 # Distributions (3,403) (708) (6,480) (669) (2,266) (4,118) (2,935) 1,137 33% 1,183 29% (1,597) # Market appreciation (depreciation) and other 8,595 1,835 15,743 (43,485) 34,278 32,658 (9,207) 25,683 # (41,865) # 77,763 # Foreign currency translation (1) (532) (1,130) 1,747 (1, 368) 34 (146) (1, 334) 566 # (1,188) # 1,402 # Total ending assets 272,784 271,409 287,452 239,038 274,136 272,784 274,136 1,352 0% 1,352 0% 35,098 15% % of total retail assets sub-advised 18.4% 18.6% 18.3% 19.2% 19.2% 18.4% 19.2% 0.8% 0.8% 0.0 % Global Institutional Beginning assets 191,147 195,490 197,155 206,729 187,125 182,707 206,729 (4,022) (2)% 24,022 13% (19,604) (9)% Inflows (2) 4,833 6,423 6,151 8,561 6,437 10,137 14,998 1,604 33% 4,861 48% (2, 124) (25) % Outflows (6,919) (6,328) (7,836) (8,028) (6,892) (15,742) (14,920) 27 - 822 5% 1,136 14 % Net flows (2,086) 95 (1,685) 533 (455) (5,605) 78 1,631 78% 5,683 # (988) # Market appreciation (depreciation) and other (3) 7,870 4,118 7,041 (16, 698) 15,745 18,612 (953) 7,875 # (19, 565) # 32,443 # Foreign currency translation (1) (1,441) (2,548) 4,218 (3, 439) (430) (224) (3, 869) 1,011 70% (3, 645) # 3,009 87 % Total ending assets 195,490 197,155 206,729 187,125 201,985 195,490 201,985 6,495 3% 6,495 3% 14,860 8 % Total managed assets $ 468,274 $ 468,564 $ 494,181 $ 426,163 $ 476,121 $ 468,274 $ 476,121 $ 7,847 2% $ 7,847 2% $ 49,958 12 % Total net flows $ (1,927) $ (1,277) $ 3,348 $ (2,359) $ 2,597 $ (9,158) $ 238 $ 4,524 # $ 9,396 # $ 4,956 # Former Parent Company Related (4) Retail net new flows $ (295) $ (117) $ (162) $ (205) $ 359 $ (573) $ 154 $ 654 # $ 727 # $ 564 # Institutional net new flows (688) (1,183) (754) (598) (666) (1,513) (1,264) 22 3% 249 16% (68) (11)% Total net new flows $ (983) $ (1,300) $ (916) $ (803) $ (307) $ (2,086) $ (1,110) $ 676 69% $ 976 47% $ 496 62% (1) Amounts represent local currency to US dollar translation for reporting purposes. (2) Inflows include $99M in Q1 2020 and $281M in Q2 2020 of net flows from our recently launched RiverSource Structured Annuity which is designed to be a replacement for other Variable Annuity Products. (3) Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance excluding net flows related to the recently launched Structured Annuity product. (4) Former parent company related assets and net new flows are included in the rollforwards above and include Bank of America Pension, US Trust, Balboa and Zurich. # Variance equal to or greater than 100%. 17 of 51

Ameriprise Financial, Inc. Asset Management Segment - Columbia Second Quarter 2020 Mutual Fund Rankings in top 2 Lipper Quartiles 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 Domestic Equity Equal weighted 1 year 49% 46% 59% 53% 65% 3 year 47% 47% 55% 50% 56% 5 year 56% 56% 48% 58% 58 % Asset weighted 1 year 66% 63% 75% 75% 82% 3 year 57% 61% 66% 69% 71% 5 year 77% 75% 69% 75% 75 % International Equity Equal weighted 1 year 55% 77% 100% 64% 68% 3 year 80% 80% 80% 80% 70% 5 year 55% 60% 65% 60% 65 % Asset weighted 1 year 68% 83% 100% 54% 70% 3 year 88% 87% 86% 84% 82% 5 year 58% 68% 69% 61% 62 % Taxable Fixed Income Equal weighted 1 year 82% 76% 83% 33% 41% 3 year 81% 75% 81% 47% 69% 5 year 88% 88% 88% 75% 87 % Asset weighted 1 year 67% 64% 90% 20% 30% 3 year 82% 82% 89% 29% 58% 5 year 90% 90% 90% 79% 90 % Tax Exempt Fixed Income Equal weighted 1 year 89% 89% 89% 63% 58% 3 year 95% 100% 89% 89% 74% 5 year 94% 94% 94% 100% 79 % Asset weighted 1 year 98% 98% 93% 41% 47% 3 year 98% 100% 92% 89% 59% 5 year 98% 98% 98% 100% 62 % Asset Allocation Funds Equal weighted 1 year 54% 38% 64% 79% 79% 3 year 55% 73% 58% 86% 79% 5 year 100% 89% 80% 92% 83 % Asset weighted 1 year 70% 64% 86% 91% 91% 3 year 49% 94% 88% 95% 94% 5 year 100% 99% 96% 96% 95 % Number of 4- or 5-star Morningstar rated funds Overall 53 52 56 56 55 3 year 51 48 51 41 43 5 year 49 49 53 48 49 Percent of 4- or 5-star Morningstar rated funds Overall 51% 50% 54% 54% 53% 3 year 50% 47% 49% 39% 42% 5 year 49% 49% 53% 47% 48 % Percent of 4- or 5-star Morningstar rated assets Overall 57% 58% 66% 63% 62% 3 year 46% 49% 50% 43% 46% 5 year 56% 57% 59% 57% 51 % Mutual fund performance rankings are based on the performance of the Institutional Class for Columbia branded mutual funds. Only funds with Institutional Class shares are included. Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds with above median ranking divided by the total number of funds. Asset size is not a factor. Asset Weighted Rankings in Top 2 Quartiles: Sums the total assets of the funds with above median ranking divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median. 18 of 51

Ameriprise Financial, Inc. Asset Management Segment - Threadneedle Second Quarter 2020 Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 Equity Equal weighted 1 year 60% 65% 87% 79% 80% 3 year 57% 64% 77% 71% 71% 5 year 74% 72% 70% 66% 75 % Asset weighted 1 year 58% 79% 91% 84% 85% 3 year 57% 73% 79% 80% 81% 5 year 82% 82% 82% 78% 82 % Fixed Income Equal weighted 1 year 86% 79% 78% 52% 78% 3 year 77% 88% 88% 68% 92% 5 year 77% 81% 96% 84% 92 % Asset weighted 1 year 92% 81% 75% 47% 70% 3 year 89% 93% 93% 51% 97% 5 year 90% 93% 97% 93% 96 % Allocation (Managed) Funds Equal weighted 1 year 67% 67% 100% 44% 78% 3 year 50% 75% 75% 50% 63% 5 year 86% 75% 88% 88% 88 % Asset weighted 1 year 58% 56% 100% 52% 96% 3 year 54% 94% 94% 53% 91% 5 year 96% 94% 98% 99% 99 % The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index. Prior period rankings have been adjusted to reflect a change in the calculation of FX forward and spot contract transactions executed by those funds, and also to include cash items primarily fee rebates, that were previously excluded from the gross performance calculations. Equal weighted: Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds. Asset size is not a factor. Asset weighted: Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds. Funds with more assets will receive a greater share of the total percentage above or below median or index. Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income. Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc. 19 of 51

Statistical Supplement Package (unaudited) Second Quarter 2020 Annuities Segment 20 of 51

Ameriprise Financial, Inc. Annuities Segment Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Annuities Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 195 $ 198 $ 202 $ 189 $ 190 $ 383 $ 379 $ (5) (3)% $ (4) (1)% $ 1 1 % Distribution fees 85 88 88 83 84 169 167 (1) (1)% (2) (1)% 1 1 % Net investment income 139 130 129 126 123 295 249 (16) (12)% (46) (16)% (3) (2)% Premiums 31 26 25 25 13 65 38 (18) (58)% (27) (42)% (12) (48)% Other revenues 170 175 174 166 173 312 339 3 2% 27 9% 7 4 % Total revenues 620 617 618 589 583 1,224 1,172 (37) (6)% (52) (4)% (6) (1)% Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 620 617 618 589 583 1,224 1,172 (37) (6)% (52) (4)% (6) (1)% Expenses Distribution expenses 105 112 109 102 103 209 205 (2) (2)% (4) (2)% 1 1 % Interest credited to fixed accounts 112 113 111 113 106 221 219 (6) (5)% (2) (1)% (7) (6)% Benefits, claims, losses and settlement expenses 168 158 174 173 139 332 312 (29) (17)% (20) (6)% (34) (20)% Amortization of deferred acquisition costs 46 56 46 46 21 88 67 (25) (54)% (21) (24)% (25) (54)% Interest and debt expense 10 9 9 12 10 21 22 - - 1 5% (2) (17)% General and administrative expense 50 49 49 48 49 96 97 (1) (2)% 1 1% 1 2 % Adjusted operating expenses 491 497 498 494 428 967 922 (63) (13)% (45) (5)% (66) (13)% Pretax adjusted operating earnings $ 129 $ 120 $ 120 $ 95 $ 155 $ 257 $ 250 $ 26 20% $ (7) (3)% $ 60 63 % Pretax adjusted operating margin 20.8% 19.4% 19.4% 16.1% 26.6% 21.0% 21.3% 5.8% 0.3% 10.5 % Return on Capital Allocated capital $ 1,741 $ 1,802 $ 1,861 $ 1,757 $ 1,767 $ 1,741 $ 1,767 $ 26 1% $ 26 1% $ 10 1 % Adjusted operating return on allocated capital (1) 22.9% 22.7% 23.0% 23.1% 22.1% 22.9% 22.1% (0. 8)% (0. 8)% (1. 0)% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. 21 of 51

Ameriprise Financial, Inc. Annuities Segment Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Product Information Variable Annuities Pretax adjusted operating earnings $ 119 $ 105 $ 113 $ 93 $ 151 $ 234 $ 244 $ 32 27% $ 10 4% $ 58 62 % Allocated capital (1) $ 650 $ 650 $ 650 $ 650 $ 650 $ 650 $ 650 $ - - $ - - $ - - Adjusted operating return on allocated capital (2) 60.6% 58.2% 58.4% 59.0% 57.1% 60.6% 57.1% (3. 5)% (3. 5)% (1. 9)% Fixed Annuities (3) Pretax adjusted operating earnings $ 10 $ 15 $ 7 $ 2 $ 4 $ 23 $ 6 $ (6) (60)% $ (17) (74)% $ 2 # Allocated capital $ 1,091 $ 1,152 $ 1,211 $ 1,107 $ 1,117 $ 1,091 $ 1,117 $ 26 2% $ 26 2% $ 10 1 % Adjusted operating return on allocated capital (2) 2.3% 3.0% 3.2% 2.6% 2.0% 2.3% 2.0% (0. 3)% (0. 3)% (0. 6)% Variable Annuities Rollforward Beginning balance $ 76,875 $ 78,054 $ 77,452 $ 80,068 $ 69,959 $ 72,042 $ 80,068 $ (6,916) (9)% $ 8,026 11% $ (10,109) (13)% Deposits 1,030 1,083 1,107 1,072 850 1,897 1,922 (180) (17)% 25 1% (222) (21)% Withdrawals and terminations (1,891) (1,774) (1,863) (1,784) (1,320) (3,613) (3,104) 571 30% 509 14% 464 26 % Net flows (861) (691) (756) (712) (470) (1,716) (1,182) 391 45% 534 31% 242 34 % Investment performance and interest credited 2,040 87 3,374 (9,397) 7,992 7,728 (1,405) 5,952 # (9,133) # 17,389 # Other - 2 (2) - - - - - - - - - - Total ending balance - contract accumulation values $ 78,054 $ 77,452 $ 80,068 $ 69,959 $ 77,481 $ 78,054 $ 77,481 $ (573) (1)% $ (573) (1)% $ 7,522 11 % Variable annuities fixed sub-accounts $ 5,114 $ 5,122 $ 5,103 $ 5,125 $ 5,103 $ 5,114 $ 5,103 $ (11) - $ (11) - $ (22) - Fixed Deferred Annuities Rollforward Beginning balance $ 8,588 $ 8,490 $ 8,409 $ 8,306 $ 8,165 $ 8,714 $ 8,306 $ (423) (5)% $ (408) (5)% $ (141) (2)% Deposits 94 65 44 37 28 183 65 (66) (70)% (118) (64)% (9) (24)% Withdrawals and terminations (260) (215) (219) (231) (149) (544) (380) 111 43% 164 30% 82 35 % Net flows (166) (150) (175) (194) (121) (361) (315) 45 27% 46 13% 73 38 % Policyholder interest credited 69 68 72 53 72 137 125 3 4% (12) (9)% 19 36 % Other (1) 1 - - - - - 1 # - - - - Total ending balance - contract accumulation values $ 8,490 $ 8,409 $ 8,306 $ 8,165 $ 8,116 $ 8,490 $ 8,116 $ (374) (4)% $ (374) (4)% $ (49) (1)% Payout Annuities Reserve Balance $ 2,072 $ 2,060 $ 2,055 $ 2,037 $ 2,008 $ 2,072 $ 2,008 $ (64) (3)% $ (64) (3)% $ (29) (1)% Tax Equivalent Spread - Fixed Deferred Annuities (4) Gross rate of return on invested assets (5) 4.0% 3.9% 3.9% 3.7% 3.6% 4.0% 3.7% (0. 4)% (0. 3)% (0. 1)% Crediting rate excluding capitalized interest (3.3)% (3.3)% (3.3)% (3.3)% (3.3)% (3.2)% (3.3)% - (0.1)% - Tax equivalent margin spread 0.7% 0.6% 0.6% 0.4% 0.3% 0.8% 0.4% (0.4)% (0.4)% (0.1)% Total Variable Annuities DAC Beginning balance $ 1,763 $ 1,756 $ 1,719 $ 1,790 $ 1,397 $ 1,733 $ 1,790 $ (366) (21)% $ 57 3% $ (393) (22)% Capitalization 39 41 40 39 30 73 69 (9) (23)% (4) (5)% (9) (23)% Non adjusted operating amortization 4 4 72 (415) 241 32 (174) 237 # (206) # 656 # Amortization per income statement (36) (78) (43) (43) (19) (54) (62) 17 47% (8) (15)% 24 56 % Other (14) (4) 2 26 (35) (28) (9) (21) # 19 68% (61) # Total ending balance $ 1,756 $ 1,719 $ 1,790 $ 1,397 $ 1,614 $ 1,756 $ 1,614 $ (142) (8)% $ (142) (8)% $ 217 16 % Total Fixed Deferred Annuities DAC Beginning balance $ 64 $ 53 $ 53 $ 54 $ 68 $ 81 $ 54 $ 4 6% $ (27) (33)% $ 14 26 % Capitalization 3 2 1 1 - 4 1 (3) # (3) (75)% (1) # Non adjusted operating amortization - - - (1) 1 - - 1 - - - 2 # Amortization per income statement (4) - (3) (3) (2) (10) (5) 2 50% 5 50% 1 33 % Other (10) (2) 3 17 (23) (22) (6) (13) # 16 73% (40) # Total ending balance $ 53 $ 53 $ 54 $ 68 $ 44 $ 53 $ 44 $ (9) (17)% $ (9) (17)% $ (24) (35)% (1) The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes. (2) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (3) Includes payout annuities. (4) Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets. (5) In the 2nd quarter of 2019 through the 2nd quarter of 2020, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 3.9%, 3.9%, 3.9%, 3.7% and 3.5% respectively. # Variance equal to or greater than 100%. 22 of 51

Statistical Supplement Package (unaudited) Second Quarter 2020 Protection Segment 23 of 51

Ameriprise Financial, Inc. Protection Segment Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Protection Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 11 $ 11 $ 11 $ 10 $ 10 $ 22 $ 20 $ (1) (9)% $ (2) (9)% $ - - Distribution fees 23 24 24 22 22 46 44 (1) (4)% (2) (4)% - - Net investment income 76 77 77 76 76 154 152 - - (2) (1)% - - Premiums 51 50 50 49 48 101 97 (3) (6)% (4) (4)% (1) (2)% Other revenues 98 103 99 100 101 198 201 3 3% 3 2% 1 1 % Total revenues 259 265 261 257 257 521 514 (2) (1)% (7) (1)% - - Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 259 265 261 257 257 521 514 (2) (1)% (7) (1)% - - Expenses Distribution expenses 11 11 11 9 9 22 18 (2) (18)% (4) (18)% - - Interest credited to fixed accounts 52 54 54 53 55 104 108 3 6% 4 4% 2 4 % Benefits, claims, losses and settlement expenses 81 92 80 74 73 155 147 (8) (10)% (8) (5)% (1) (1)% Amortization of deferred acquisition costs 13 12 14 10 12 27 22 (1) (8)% (5) (19)% 2 20 % Interest and debt expense 4 4 3 5 6 8 11 2 50% 3 38% 1 20 % General and administrative expense 33 35 34 34 32 66 66 (1) (3)% - - (2) (6)% Adjusted operating expenses 194 208 196 185 187 382 372 (7) (4)% (10) (3)% 2 1 % Pretax adjusted operating earnings $ 65 $ 57 $ 65 $ 72 $ 70 $ 139 $ 142 $ 5 8% $ 3 2% $ (2) (3)% Pretax adjusted operating margin 25.1% 21.5% 24.9% 28.0% 27.2% 26.7% 27.6% 2.1% 0.9% (0.8)% Return on Capital Allocated capital $ 743 $ 769 $ 777 $ 960 $ 800 $ 743 $ 800 $ 57 8% $ 57 8% $ (160) (17)% Adjusted operating return on allocated capital (1) 28.3% 28.1% 28.0% 29.1% 27.3% 28.3% 27.3% (1. 0)% (1. 0)% (1. 8)% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. 24 of 51

Ameriprise Financial, Inc. Protection Segment Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Cash Sales VUL / UL (1) $ 70 $ 71 $ 69 $ 56 $ 41 $ 126 $ 97 $ (29) (41)% $ (29) (23)% $ (15) (27)% Term and whole life 2 2 3 2 2 4 4 - - - - - - Disability insurance 1 1 - 1 - 2 1 (1) # (1) (50)% (1) # Total cash sales $ 73 $ 74 $ 72 $ 59 $ 43 $ 132 $ 102 $ (30) (41)% $ (30) (23)% $ (16) (27)% VUL / UL Policyholder Account Balances Beginning balance $ 12,578 $ 12,790 $ 12,785 $ 13,236 $ 11,942 $ 11,951 $ 13,236 $ (636) (5)% $ 1,285 11% $ (1,294) (10)% Premiums and deposits 248 248 261 237 218 479 455 (30) (12)% (24) (5)% (19) (8)% Investment performance and interest 270 58 503 (1,217) 1,062 990 (155) 792 # (1,145) # 2,279 # Withdrawals and surrenders (305) (311) (313) (314) (287) (629) (601) 18 6% 28 4% 27 9 % Other (1) - - - (1) (1) (1) - - - - (1) - Total ending balance $ 12,790 $ 12,785 $ 13,236 $ 11,942 $ 12,934 $ 12,790 $ 12,934 $ 144 1% $ 144 1% $ 992 8 % Premiums by Product Term and whole life $ 11 $ 10 $ 11 $ 11 $ 10 $ 22 $ 21 $ (1) (9)% $ (1) (5)% $ (1) (9)% Disability insurance 34 34 32 33 32 67 65 (2) (6)% (2) (3)% (1) (3)% Intercompany premiums 6 6 7 5 6 12 11 - - (1) (8)% 1 20 % Total premiums by product $ 51 $ 50 $ 50 $ 49 $ 48 $ 101 $ 97 $ (3) (6)% $ (4) (4)% $ (1) (2)% DAC Rollforward Life and Health Beginning balance $ 926 $ 900 $ 851 $ 850 $ 894 $ 944 $ 850 $ (32) (3)% $ (94) (10)% $ 44 5 % Capitalization 20 20 19 17 15 39 32 (5) (25)% (7) (18)% (2) (12)% Non adjusted operating amortization 6 (12) - (36) 41 17 5 35 # (12) (71)% 77 # Amortization per income statement (13) (9) (17) (11) (12) (27) (23) 1 8% 4 15% (1) (9)% Other (39) (48) (3) 74 (102) (73) (28) (63) # 45 62% (176) # Total ending balance $ 900 $ 851 $ 850 $ 894 $ 836 $ 900 $ 836 $ (64) (7)% $ (64) (7)% $ (58) (6)% Life Insurance in Force $ 194,976 $ 194,806 $ 195,103 $ 194,617 $ 194,980 $ 194,976 $ 194,980 $ 4 - $ 4 - $ 363 - Net Amount at Risk $ 39,472 $ 39,318 $ 38,976 $ 40,075 $ 38,950 $ 39,472 $ 38,950 $ (522) (1)% $ (522) (1)% $ (1,125) (3)% Net Policyholder Reserves VUL / UL $ 12,232 $ 12,202 $ 12,676 $ 11,224 $ 12,387 $ 12,232 $ 12,387 $ 155 1% $ 155 1% $ 1,163 10 % Term and whole life 186 184 181 180 178 186 178 (8) (4)% (8) (4)% (2) (1)% Disability insurance 519 518 519 508 505 519 505 (14) (3)% (14) (3)% (3) (1)% Other insurance 700 690 682 668 661 700 661 (39) (6)% (39) (6)% (7) (1)% Total net policyholder reserves $ 13,637 $ 13,594 $ 14,058 $ 12,580 $ 13,731 $ 13,637 $ 13,731 $ 94 1% $ 94 1% $ 1,151 9% (1) Includes lump sum deposits. # Variance equal to or greater than 100%. 25 of 51

Statistical Supplement Package (unaudited) Second Quarter 2020 Corporate & Other Segment 26 of 51

Ameriprise Financial, Inc. Corporate & Other Segment Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Product Information (1) Corporate excluding Long Term Care and Auto & Home Adjusted operating total net revenues $ (11) $ (11) $ (25) $ (5) $ (19) $ (25) $ (24) $ (8) (73)% $ 1 4% $ (14) # Adjusted operating expenses 68 62 78 47 58 132 105 (10) (15)% (27) (20)% 11 23 % Pretax adjusted operating earnings (loss) $ (79) $ (73) $ (103) $ (52) $ (77) $ (157) $ (129) $ 2 3% $ 28 18% $ (25) (48)% Long Term Care Adjusted operating total net revenues $ 68 $ 69 $ 69 $ 67 $ 65 $ 136 $ 132 $ (3) (4)% $ (4) (3)% $ (2) (3)% Adjusted operating expenses 64 77 71 65 48 126 113 (16) (25)% (13) (10)% (17) (26)% Pretax adjusted operating earnings (loss) $ 4 $ (8) $ (2) $ 2 $ 17 $ 10 $ 19 $ 13 # $ 9 90% $ 15 # Allocated capital $ 699 $ 686 $ 708 $ 701 $ 719 $ 699 $ 719 $ 20 3% $ 20 3% $ 18 3 % Auto and Home Insurance (2) Pretax adjusted operating earnings (loss) $ 14 $ (10) $ N/A - $ N/A - $ N/A - $ 23 $ N/A - $ N/A (14) N/A# $ N/A (23) N/A# $ N/A - N/A- (1) See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care and Auto & Home (2) Auto & Home business sold as of October 1, 2019 to American Family Insurance # Variance equal to or greater than 100%. 27 of 51

Ameriprise Financial, Inc. Eliminations (1) Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Eliminations Adjusted Operating Income Statements Revenues Management and financial advice fees $ (35) $ (35) $ (36) $ (35) $ (35) $ (68) $ (70) $ - - $ (2) (3)% $ - - Distribution fees (303) (313) (310) (292) (280) (591) (572) 23 8% 19 3% 12 4 % Net investment income (5) (7) (6) (4) (4) (10) (8) 1 20% 2 20% - - Premiums (8) (8) (9) (8) (8) (17) (16) - - 1 6% - - Other revenues - - - - - - - - - - - - - Total revenues (351) (363) (361) (339) (327) (686) (666) 24 7% 20 3% 12 4 % Banking and deposit interest expense (2) (1) (3) (1) (1) (4) (2) 1 50% 2 50% - - Adjusted operating total net revenues (349) (362) (358) (338) (326) (682) (664) 23 7% 18 3% 12 4 % Expenses Distribution expenses (324) (337) (334) (315) (302) (634) (617) 22 7% 17 3% 13 4 % Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses (5) (4) 1 (5) (3) (9) (8) 2 40% 1 11% 2 40 % Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense (4) (4) (4) (3) (5) (7) (8) (1) (25)% (1) (14)% (2) (67)% General and administrative expense (16) (17) (21) (15) (16) (32) (31) - - 1 3% (1) (7)% Adjusted operating expenses (349) (362) (358) (338) (326) (682) (664) 23 7% 18 3% 12 4 % Pretax adjusted operating earnings $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - (1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses. # Variance equal to or greater than 100%. 28 of 51

Statistical Supplement Package (unaudited) Second Quarter 2020 Balance Sheet and Ratings Information 29 of 51

Ameriprise Financial, Inc. Consolidated Balance Sheets Second Quarter 2020 (in millions, unaudited) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Assets Cash and cash equivalents $ 4,302 $ 5,290 $ 3,709 $ 8,730 $ 7,654 Cash of consolidated investment entities 59 102 118 99 49 Investments, net of allowance for credit losses 35,300 35,725 37,915 36,626 39,208 Investments of consolidated investment entities 1,707 1,650 1,606 1,398 1,495 Separate account assets 84,926 84,067 87,488 75,305 83,698 Receivables, net of allowance for credit losses 7,412 7,328 7,202 7,185 7,275 Receivables of consolidated investment entities 23 20 8 3 20 Deferred acquisition costs 2,713 2,626 2,698 2,364 2,499 Restricted and segregated cash and investments 2,377 2,174 2,386 2,848 2,416 Other assets 7,832 8,545 8,698 11,124 10,588 Assets held for sale 2,027 1,986 - - - Total Assets $ 148,678 $ 149,513 $ 151,828 $ 145,682 $ 154,902 Liabilities Policyholder account balances, future policy benefits and claims $ 30,183 $ 31,146 $ 30,512 $ 32,685 $ 33,312 Separate account liabilities 84,926 84,067 87,488 75,305 83,698 Customer deposits 13,273 13,436 14,430 17,010 16,070 Short-term borrowings 201 201 201 200 200 Long-term debt (1) 3,104 3,101 3,097 2,344 2,835 Debt of consolidated investment entities 1,707 1,670 1,628 1,376 1,489 Accounts payable and accrued expenses 1,686 1,783 1,884 1,427 1,650 Other liabilities 6,366 6,925 6,775 8,536 9,090 Other liabilities of consolidated investment entities 61 82 84 106 58 Liabilities held for sale 1,141 1,105 - - - Total Liabilities 142,648 143,516 146,099 138,989 148,402 Equity Ameriprise Financial Common shares ($.01 par) 3 3 3 3 3 Additional paid-in capital 8,337 8,392 8,461 8,578 8,622 Retained earnings 13,530 13,944 14,279 16,180 15,510 Treasury stock (16,109) (16,679) (17,276) (17,773) (18,029) Accumulated other comprehensive income, net of tax 269 337 262 (295) 394 Total Equity 6,030 5,997 5,729 6,693 6,500 Total Liabilities and Equity $ 148,678 $ 149,513 $ 151,828 $ 145,682 $ 154,902 (1) The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020. 30 of 51

Ameriprise Financial, Inc. Capital and Ratings Information Second Quarter 2020 (in millions unless otherwise noted, unaudited) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Long-term Debt Summary Senior notes (1) $ 3,050 $ 3,050 $ 3,050 $ 2,300 $ 2,800 Finance Lease Liabilities 64 61 57 54 51 Fair value of hedges, unamortized discount and debt issuance costs (10) (10) (10) (10) (16) Total Ameriprise Financial long-term debt 3,104 3,101 3,097 2,344 2,835 Non-recourse debt of consolidated investment entities 1,707 1,670 1,628 1,376 1,489 Total long-term debt $ 4,811 $ 4,771 $ 4,725 $ 3,720 $ 4,324 Total Ameriprise Financial long-term debt $ 3,104 $ 3,101 $ 3,097 $ 2,344 $ 2,835 Fair value of hedges, unamortized discount and debt issuance costs 10 10 10 10 16 Finance lease liabilities (64) (61) (57) (54) (51) Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities (2) $ 3,050 $ 3,050 $ 3,050 $ 2,300 $ 2,800 Total equity (3) $ 6,030 $ 5,997 $ 5,729 $ 6,693 $ 6,500 Equity of consolidated investment entities (1) - (1) (2) (5) (2) Total equity excluding CIEs $ 6,029 $ 5,997 $ 5,728 $ 6,691 $ 6,495 Total Ameriprise Financial capital $ 9,134 $ 9,098 $ 8,826 $ 9,037 $ 9,335 Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs (2) $ 9,079 $ 9,047 $ 8,778 $ 8,991 $ 9,295 Debt to capital Total Ameriprise Financial long-term debt to total Ameriprise Financial capital (1) 34.0% 34.1% 35.1% 25.9% 30.4 % Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs (1)(2) 33.6% 33.7% 34.7% 25.6% 30.1 % A.M. Best Standard & Poor’s Rating Moody’s Investors Ratings (as of June 30, 2020 earnings release date) Company Services Service, Inc. Claims Paying Ratings (4) RiverSource Life Insurance Company A+ AA- Aa3 Ameriprise Captive Insurance Company A N/R N/R Debt Ratings (4) Ameriprise Financial, Inc. a- A A3 (1) The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020. (2) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on page 48. (3) Includes accumulated other comprehensive income, net of tax. (4) For the most current ratings information, please see the individual rating agency's website. N/R - Not Rated. 31 of 51

Ameriprise Financial, Inc. Ameriprise Financial Investments (1) Second Quarter 2020 (in millions unless otherwise noted, unaudited) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Cash and cash equivalents $ 4,302 $ 5,290 $ 3,709 $ 8,730 $ 7,654 Investments - Ending Balances Available-for-Sale securities, net of allowance for credit losses Corporate debt securities 12,660 12,508 12,187 11,694 12,697 Residential mortgage backed securities 7,770 8,112 10,029 9,715 9,956 Commercial mortgage backed securities 5,158 5,275 5,563 5,395 5,880 Asset backed securities 1,559 1,680 2,006 2,084 2,813 Total mortgage and other asset backed securities 14,487 15,067 17,598 17,194 18,649 State and municipal obligations 1,443 1,428 1,367 1,330 1,365 US government and agency obligations 1,763 1,693 1,680 1,376 1,465 Foreign government bonds and obligations 289 271 271 252 266 Other AFS Securities - - 26 - - Total other 3,495 3,392 3,344 2,958 3,096 Total available-for-sale securities, net of allowance for credit losses 30,642 30,967 33,129 31,846 34,442 Commercial mortgage loans 2,681 2,723 2,797 2,805 2,816 Allowance for loan losses (19) (19) (19) (26) (28) Commercial mortgage loans, net 2,662 2,704 2,778 2,779 2,788 Residential mortgage loans - - - - 21 Residential mortgage loans, net - - - - 21 Policy loans 861 864 868 869 856 Other investments, net of allowance for credit losses 1,135 1,190 1,140 1,132 1,101 Total investments 35,300 35,725 37,915 36,626 39,208 Total cash, cash equivalents and investments $ 39,602 $ 41,015 $ 41,624 $ 45,356 $ 46,8 62 Net unrealized gain Available-for-Sale Securities $ 1,551 $ 1,855 $ 1,797 $ 610 $ 2,138 Allowance for credit losses Available-for-Sale Securities $ - $ - $ - $ 13 $ 14 AFS Fixed Maturity Asset Quality - % AAA 50% 51% 56% 56% 56 % AA 4% 4% 4% 4% 4 % AFS securities AA and above 54% 55% 60% 60% 60 % A 12% 11% 10% 11% 11 % BBB 31% 3 1% 2 8% 26% 26 % Below investment grade 3% 3% 2% 3% 3 % Total AFS fixed maturity asset quality - % 100% 100% 100% 100% 100 % Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments 4% 3% 3% 3% 4% (1) Investments excluding investments of CIEs. 32 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Information Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP). This report includes information on both a U.S. GAAP and non-GAAP basis. Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters. See the reconciliations on pages 6, 15, 47 and 48. These non-GAAP measures include: • Adjusted operating earnings; • Adjusted operating earnings per diluted share; • Adjusted operating effective tax rate; • Adjusted operating return on equity excluding AOCI; • Adjusted operating total net revenues; • Basic adjusted operating earnings per share; • Net adjusted operating earnings; • Net adjusted operating revenues; • Net pretax adjusted operating margin; • Pretax adjusted operating earnings; • Pretax adjusted operating margin; • Return on equity excluding AOCI; • Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities; • Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total equity excluding AOCI; • Total equity excluding CIEs; • Total equity excluding CIEs and AOCI Reclassification Certain prior period information has been restated to conform to current period presentation. 33 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology - Segments Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from bank and certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. Asset Management - This segment provides investment management advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products for non-U.S. investors are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Retail products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds or alternative strategies, collective funds and property funds. Collateralized loan obligations, hedge funds or alternative strategies and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments. Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed deferred annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life and disability income. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. We issue insurance policies through our life insurance subsidiaries. The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance- related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses. It also includes the results of our closed-block long term care business and IDS Property Casualty Insurance Company which was sold on 10- 1-2019 to American Family Insurance. This segment also includes revenues and expenses of consolidated investment entities, which are excluded on an adjusted operating basis. 34 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding the impact of CIEs, net of tax; integration and restructuring charges, net of tax; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization, net of tax; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization, net of tax; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual, net of tax; gain or loss on disposal of business that is not considered discontinued operations, net of tax; the mean reversion related impacts, net of tax; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments, net of tax; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual, net of tax; and income (loss) from discontinued operations. Adjusted Operating Expenses - Total expenses excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization; gain or loss on disposal of business that is not considered discontinued operations; the mean reversion related impacts; net realized investment gains or losses, net of DSIC and DAC amortization. Adjusted Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities. Adjusted Operating Return on Allocated Capital - Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Adjusted operating earnings for each product line are based on the target level of assets which are based on management's best estimate after considering regulatory and rating agency requirements. Adjusted Operating Total Net Revenues - Total net revenues attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on indexed universal life benefits, net of unearned revenue amortization and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, unearned revenue amortization and the reinsurance accrual. Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia. Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management's best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies. Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital. For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non adjusted operating items except for CIEs. Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations ("CLO"). Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests. AOCI - Accumulated other comprehensive income (loss), net of tax. Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies' products that we offer outside of our advisory wrap accounts. These assets include those held in clients' brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority. Assets Under Advisement - Assets under advisement include external client assets for which we provide advisory services, such as model portfolios. We earn a fee on these assets but do not have full discretionary authority. Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide advisory services such as model portfolios, but do not have full discretionary investment authority. Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). Auto & Home was sold on 10-1-2019 to American Family Insurance. Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily "client initiated" activity that results in an incremental increase in assets or premiums in force (but doesn't need to result in time of sale revenue), or activity that doesn't increase assets or premiums in force, but generates "fee revenue". Consolidated Investment Entities ("CIEs") - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards. DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates. Deferred Acquisition Costs and Amortization - Deferred acquisition costs ("DAC") represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities. DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits. Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company. Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments. 35 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Market Impact on Fixed Index Annuity Benefits - The impact of changes in financial market conditions on benefit costs associated with fixed index annuity benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization. The market impact includes the risk margin and nonperformance spread impact. Mean Reversion Related Impacts - The impact on variable annuity and variable universal life for the difference between assumed and updated separate account investment performance on DAC, DSIC, and unearned revenue amortization, reinsurance accrual, and additional insurance benefit reserves. The updated separate account investment performance includes actual investment performance in the current period and the impact of changes in financial market conditions on the assumptions for future investment performance. Net Adjusted Operating Earnings - Asset management segment pretax adjusted operating earnings less adjusted operating net investment income plus amortization of intangibles. Net Adjusted Operating Revenues - Asset management segment adjusted operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues. Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance. Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends. Net New Flows - Retail fund inflows less outflows. Net Pretax Adjusted Operating Margin - An internal measure designed to calculate adjusted operating margins on a basis comparable to other asset management companies. A ratio representing net adjusted operating earnings as a percentage of net adjusted operating revenues for the asset management segment. Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual. Pretax Adjusted Operating Earnings - Income attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations. Pretax Adjusted Operating Margin - A ratio representing pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues. Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820") that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life's nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life. Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client. Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services. Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs. Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of consolidated investment entities. Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses. 36 of 51

Exhibit A Statistical Supplement Package (unaudited) Second Quarter 2020 Disclosed Items 37 of 51

Ameriprise Financial, Inc. Disclosed Items 2 Qtr 2020 Excluded from Adjusted Operating Earnings Advice & Wealth Asset Management Annuities Protection Corporate and Eliminations Management Market Impact on VA Mean Reversion Market Impact on Guaranteed Benefits Mean Reversion Market Impact on Integration/ Securities Securities Related Fixed Index & SSA/SVA Market Securities Related Securities Indexed Universal Restructuring (1) (1) (2) (3) (4) (1) (2) (1) (5) (6) (7) (in millions, unaudited) Gains/(Losses) Gains/(Losses) Impacts Annuity Benefits Adjustment Gains/(Losses) Impacts Gains/(Losses) Life Benefits CIEs Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ - $ - $ (2) $ - Distribution fees - - - - - - - - - - - Net investment income 1 (4) - - - 2 - (2) - 17 - Premiums - - - - - - - - - - - Other revenues - - - - - - 1 - (66) - - Total revenues 1 (4) - - - 2 1 (2) (66) 15 - Banking and deposit interest expense - - - - - - - - - - - Total net revenues 1 (4) - - - 2 1 (2) (66) 15 - Expenses Distribution expenses - - - - - - - - - - - Interest credited to fixed accounts - - - 4 3 - - - 94 - - Benefits, claims, losses and settlement expenses - - 5 - 1,211 - - - - - - Amortization of deferred acquisition costs - - (15) (1) (226) - (3) (1) (38) - - Interest and debt expense - - - - - - - - - 15 - General and administrative expense - - - - - - - - - - 2 Total expenses - - (10) 3 988 - (3) (1) 56 15 2 Pretax segment income (loss) $ 1 $ (4) $ 10 $ (3) $ (988) $ 2 $ 4 $ (1) $ (122) $ - $ (2) (1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees (3) Fixed index annuity benefit impacts include: $4 million net expense related to hedged fixed index annuity benefits $1 million net benefit in DAC amortization resulting from hedged fixed index annuity benefits (4) Variable annuity guaranteed benefits & SSA/SVA Market impacts include: $3 million net expense in the Interest credited to fixed accounts $1,211 million net expense related to hedged variable annuity benefits $226 million net benefit in DAC and DSIC amortization resulting from hedged benefits (5) Indexed universal life benefit impacts include: $94 million increase related to hedged indexed universal life benefits $38 million net benefit in DAC amortization resulting from hedged indexed universal life benefits $66 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (6) Reflects revenues and expenses of Consolidated Investment Entities (7) Restructing charges related to the sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) 38 of 51

Ameriprise Financial, Inc. Disclosed Items 1 Qtr 2020 Excluded from Adjusted Operating Earnings Advice & Wealth Asset Management Annuities Protection Corporate and Eliminations Management Market Impact on VA Mean Reversion Market Impact on Guaranteed Benefits Mean Reversion Market Impact on Securities Securities Related Fixed Index & SSA/SVA Market Securities Related Securities Indexed Universal Securities Integration/Restructuring (1) (1) (2) (3) (4) (1) (2) (1) (5) (6) (1) (7) (in millions, unaudited) Gains/(Losses) Gains/(Losses) Impacts Annuity Benefits Adjustment Gains/(Losses) Impacts Gains/(Losses) Life Benefits CIEs Gains/(Losses) Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ - $ - $ (1) $ - $ - Distribution fees - - - - - - - - - - - - Net investment income (1) (1) - - - (11) - (5) - 17 (1) - Premiums - - - - - - - - - - - - Other revenues - - - - - - (1) (1) 55 - - - Total revenues (1) (1) - - - (11) (1) (6) 55 16 (1) - Banking and deposit interest expense - - - - - - - - - - - - Total net revenues (1) (1) - - - (11) (1) (6) 55 16 (1) - Expenses Distribution expenses - - - - - - - - - - - - Interest credited to fixed accounts - - - (4) (3) - - - (68) - - - Benefits, claims, losses and settlement expenses - - 24 - (2,070) - - - - - - - Amortization of deferred acquisition costs - - 31 1 384 - 5 - 32 - - - Interest and debt expense - - - - - - - - - 17 - - General and administrative expense - - - - - - - - - 1 - 1 Total expenses - - 55 (3) (1,689) - 5 - (36) 18 - 1 Pretax segment income (loss) $ (1) $ (1) $ (55) $ 3 $ 1,689 $ (11) $ (6) $ (6) $ 91 $ (2) $ (1) $ (1) Included in Adjusted Operating Earnings Asset Management Performance Fee (8) (in millions, unaudited) Correction Revenues Management and financial advice fees $ (19) Distribution fees - Net investment income - Premiums - Other revenues - Gain on Disposal of Business - Total revenues (19) Banking and deposit interest expense - Adjusted operating total net revenues (19) Expenses Distribution expenses - Interest credited to fixed accounts - Benefits, claims, losses and settlement expenses - Amortization of deferred acquisition costs - Interest and debt expense - General and administrative expense (4) Adjusted operating expenses (4) Pretax adjusted operating earnings $ (15) Tax benefit (expense) (1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees (3) Fixed index annuity benefit impacts include: $4 million net expense related to hedged fixed index annuity benefits $1 million increase in DAC amortization resulting from hedged fixed index annuity benefits (4) Variable annuity guaranteed benefits & SSA/SVA Market impacts include: $3 million net benefit in the Interest credited to fixed accounts $2,070 million net benefit related to hedged variable annuity benefits $384 million increase in DAC and DSIC amortization resulting from hedged benefits (5) Indexed universal life benefit impacts include: $68 million net benefit related to hedged indexed universal life benefits $32 million increase in DAC amortization resulting from hedged indexed universal life benefits $55 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (6) Reflects revenues and expenses of Consolidated Investment Entities (7) Restructing charges related to the sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (8) Performance fee correction from prior periods for the UK property funds. 39 of 51

Ameriprise Financial, Inc. Disclosed Items 4 Qtr 2019 Excluded from Adjusted Operating Earnings Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Mean Reversion Market Impact on Gain on Market Impact Related VA Guaranteed Securities Related Securities Indexed Universal the Disposal of Hedges Integration/Restructuring (1) (2) (3) (1) (3) (4) (5) (6) (7) (8) (in millions, unaudited) Impacts Benefits Gains/(Losses) Impacts Gains/(Losses) Life Benefits of Business CIEs on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ (1) $ - $ - Distribution fees - - - - - - - - - - Net investment income - - (1) - (1) - - 22 2 - Premiums - - - - - - - - - - Other revenues - - - - - 8 - - - - Gain on disposal of business - - - - - - 213 - - - Total revenues - - (1) - (1) 8 213 21 2 - Banking and deposit interest expense - - - - - - - - - - Total net revenues - - (1) - (1) 8 213 21 2 - Expenses Distribution expenses - - - - - - - - - - Interest credited to fixed accounts - - - - - (13) - - - - Benefits, claims, losses and settlement expenses (24) 433 - - - - - - - - Amortization of deferred acquisition costs (14) (58) - (1) - 4 - - - - Interest and debt expense - - - - - - - 20 - - General and administrative expense - - - - - - - - - 6 Total expenses (38) 375 - (1) - (9) - 20 - 6 Pretax segment income (loss) $ 38 $ (375) $ (1) $ 1 $ (1) $ 17 $ 213 $ 1 $ 2 $ (6) Included in Adjusted Operating Earnings Corporate Consolidated Affordable Housing Excess Tax Benefits Investment from Share- (9) (10) (in millions, unaudited) Severance Adjustment Based Payments Revenues Management and financial advice fees $ - $ - $ - Distribution fees - - - Net investment income - (25) - Premiums - - - Other revenues - - - Gain on Disposal of Business - - - Total revenues - (25) - Banking and deposit interest expense - - - Adjusted operating total net revenues - (25) - Expenses Distribution expenses - - - Interest credited to fixed accounts - - - Benefits, claims, losses and settlement expenses - - - Amortization of deferred acquisition costs - - - Interest and debt expense - - - General and administrative expense 11 - - Adjusted operating expenses 11 - - Pretax adjusted operating earnings $ (11) $ (25) $ - Tax benefit (expense) $ 3 (1) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees (2) Variable annuity guaranteed benefit impacts include: $433 million increase related to hedged variable annuity benefits $58 million net benefit in DAC and DSIC amortization resulting from hedged benefits (3) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (4) Indexed universal life benefit impacts include: $13 million net benefit related to hedged indexed universal life benefits $4 million increase in DAC amortization resulting from hedged indexed universal life benefits $8 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (5) Reflects gain on the sale of Auto and Home (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Restructing charges related to the sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (9) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows (10) Excess tax benefits (deficiencies) related to share-based compensation 40 of 51

Ameriprise Financial, Inc. Disclosed Items 3 Qtr 2019 Excluded from Adjusted Operating Earnings Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Market Impact on Mean Reversion Market Impact on Market Impact Related Fixed Index VA Guaranteed Securities Related Securities Indexed Universal Securities of Hedges Integration/Restructuring (1) (2) (3) (4) (1) (4) (5) (6) (4) (7) (8) (in millions, unaudited) Impacts Annuity Benefits Benefits Gains/(Losses) Impacts Gains/(Losses) Life Benefits CIEs Gains/(Losses) on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ (2) $ - $ - $ - Distribution fees - - - - - - - - - - - Net investment income - - - (4) - (10) - 24 4 (9) - Premiums - - - - - - - - - - - Other revenues - - - - - (3) 17 - - - - Total revenues - - - (4) - (13) 17 22 4 (9) - Banking and deposit interest expense - - - - - - - - - - - Total net revenues - - - (4) - (13) 17 22 4 (9) - Expenses Distribution expenses - - - - - - - - - - - Interest credited to fixed accounts - 1 - - - - (40) - - - - Benefits, claims, losses and settlement expenses 25 - (6) - - - - - - - - Amortization of deferred acquisition costs 10 - 8 - 1 (2) 9 - - - - Interest and debt expense - - - - - - - 22 - - - General and administrative expense - - - - - - - 1 - - 2 Total expenses 35 1 2 - 1 (2) (31) 23 - - 2 Pretax segment income (loss) $ (35) $ (1) $ (2) $ (4) $ (1) $ (11) $ 48 $ (1) $ 4 $ (9) $ (2) Included in Adjusted Operating Earnings Annuities Protection Corporate Consolidated Valuation Valuation Auto & Home Valuation Gain on Affordable Housing Excess Tax Benefits Assumption & Assumption & Catastrophe Assumption & the sale of Investment from Share- (9) (9) (10) (9) (11) (12) (13) (in millions, unaudited) Model Changes Model Changes Losses Model Changes Real Estate Adjustment Based Payments Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - Distribution fees - - - - - - - Net investment income - - - - - (10) - Premiums - - - - - - - Other revenues - 5 - - 7 - - Total revenues - 5 - - 7 (10) - Banking and deposit interest expense - - - - - - - Adjusted operating total net revenue - 5 - - 7 (10) - Expenses Distribution expenses - - - - - - - Interest credited to fixed accounts - - - - - - - Benefits, claims, losses and settlement expenses (12) 16 33 8 - - - Amortization of deferred acquisition costs 11 2 - - - - - Interest and debt expense - - - - - - - General and administrative expense - - - - - - - Adjusted operating expenses (1) 18 33 8 - - - Pretax adjusted operating earnings $ 1 $ (13) $ (33) $ (8) $ 7 $ (10) $ - Tax benefit (expense) $ 4 (1) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees (2) Fixed index annuity benefit impacts include: $1 million net expense related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (3) Variable annuity guaranteed benefit impacts include: $6 million net benefit related to hedged variable annuity benefits $8 million increase in DAC and DSIC amortization resulting from hedged benefits (4) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (5) Indexed universal life benefit impacts include: $40 million net benefit related to hedged indexed universal life benefits $9 million increase in DAC amortization resulting from hedged indexed universal life benefits $17 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (9) Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review (10) Total auto and home catastrophe losses (11) Reflects net proceeds of gain on the sale of the Oakridge facility (12) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows (13) Excess tax benefits (deficiencies) related to share-based compensation 41 of 51

Ameriprise Financial, Inc. Disclosed Items 2 Qtr 2019 Excluded from Adjusted Operating Earnings Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Market Impact on Mean Reversion Market Impact on Market Impact Related Fixed Index VA Guaranteed Related Securities Indexed Universal Securities of Hedges Integration/Restructuring (1) (2) (3) (1) (4) (5) (6) (4) (7) (8) (in millions, unaudited) Impacts Annuity Benefits Benefits Impacts Gains/(Losses) Life Benefits CIEs Gains/(Losses) on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ (1) $ - $ - $ - Distribution fees - - - - - - - - - - Net investment income - - - - 1 - 25 (1) (18) - Premiums - - - - - - - - - - Other revenues - - - - - (8) - - - - Total revenues - - - - 1 (8) 24 (1) (18) - Banking and deposit interest expense - - - - - - - - - - Total net revenues - - - - 1 (8) 24 (1) (18) - Expenses Distribution expenses - - - - - - - - - - Interest credited to fixed accounts - (1) - - - 23 - - - - Benefits, claims, losses and settlement expenses (11) - 64 - - - - - - - Amortization of deferred acquisition costs (6) - (4) (1) - (5) - - - - Interest and debt expense - - - - - - 22 - - - General and administrative expense - - - - - - 1 - - 2 Total expenses (17) (1) 60 (1) - 18 23 - - 2 Pretax segment income (loss) $ 17 $ 1 $ (60) $ 1 $ 1 $ (26) $ 1 $ (1) $ (18) $ (2) Included in Adjusted Operating Earnings Corporate Consolidated Auto & Home Excess Tax Benefits Catastrophe from Share- (9) (10) (in millions, unaudited) Losses Based Payments Revenues Management and financial advice fees $ - $ - Distribution fees - - Net investment income - - Premiums - - Other revenues - - Total revenues - - Banking and deposit interest expense - - Adjusted operating total net revenue - - Expenses Distribution expenses - - Interest credited to fixed accounts - - Benefits, claims, losses and settlement expenses 18 - Amortization of deferred acquisition costs - - Interest and debt expense - - General and administrative expense - - Adjusted operating expenses 18 - Pretax adjusted operating earnings $ (18) $ - Tax benefit (expense) $ 3 (1) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees (2) Fixed index annuity benefit impacts include: $1 million net benefit related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (3) Variable annuity guaranteed benefit impacts include: $64 million net expense related to hedged variable annuity benefits $4 million decrease in DAC and DSIC amortization resulting from hedged benefits (4) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (5) Indexed universal life benefit impacts include: $23 million net expense related to hedged indexed universal life benefits $5 million decrease in DAC amortization resulting from hedged indexed universal life benefits $8 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (9) Total auto and home catastrophe losses (10) Excess tax benefits (deficiencies) related to share-based compensation 42 of 51

Exhibit B Statistical Supplement Package (unaudited) Second Quarter 2020 Corporate & Other Segment Details 43 of 51

Ameriprise Financial, Inc. Corporate Excluding Long Term Care and Auto & Home Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Corporate Excluding Long Term Care Adjusted Operating Income Statements Revenues Management and financial advice fees $ (1) $ 1 $ - $ - $ - $ (1) $ - $ 1 # $ 1 # $ - - Distribution fees - - - - - - - - - - - - - Net investment income (10) (19) (26) (10) (22) (24) (32) (12) # (8) (33)% (12) # Premiums - (1) (1) - - 1 - - - (1) # - - Other revenues 2 9 5 6 4 3 10 2 # 7 # (2) (33)% Total revenues (9) (10) (22) (4) (18) (21) (22) (9) # (1) (5)% (14) # Banking and deposit interest expense 2 1 3 1 1 4 2 (1) (50)% (2) (50)% - - Adjusted operating total net revenues (11) (11) (25) (5) (19) (25) (24) (8) (73)% 1 4% (14) # Expenses Distribution expenses - - - - - - - - - - - - - Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs (1) 1 - - - (1) - 1 # 1 # - - Interest and debt expense 9 8 10 9 9 15 18 - - 3 20% - - General and administrative expense 60 53 68 38 49 118 87 (11) (18)% (31) (26)% 11 29 % Adjusted operating expenses 68 62 78 47 58 132 105 (10) (15)% (27) (20)% 11 23 % Pretax adjusted operating earnings (loss) $ (79) $ (73) $ (103) $ (52) $ (77) $ (157) $ (129) $ 2 3% $ 28 18% $ (25) (48)% # Variance equal to or greater than 100%. 44 of 51

Ameriprise Financial, Inc. Long Term Care Second Quarter 2020 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Long Term Care Adjusted Operating Income Statements Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - Distribution fees - - - - - - - - - - - - - Net investment income 42 43 41 42 40 85 82 (2) (5)% (3) (4)% (2) (5)% Premiums 26 26 28 25 25 51 50 (1) (4)% (1) (2)% - - Other revenues - - - - - - - - - - - - - Total revenues 68 69 69 67 65 136 132 (3) (4)% (4) (3)% (2) (3)% Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 68 69 69 67 65 136 132 (3) (4)% (4) (3)% (2) (3)% Expenses Distribution expenses (2) (3) (4) (2) (3) (5) (5) (1) (50)% - - (1) (50)% Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses 56 70 64 57 42 112 99 (14) (25)% (13) (1 2)% (15) (26)% Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense 4 3 3 3 2 7 5 (2) (50)% (2) (29)% (1) (33)% General and administrative expense 6 7 8 7 7 12 14 1 17% 2 17% - - Adjusted operating expenses 64 77 71 65 48 126 113 (16) (25)% (13) (10)% (17) (26)% Pretax adjusted operating earnings (loss) $ 4 $ (8) $ (2) $ 2 $ 17 $ 10 $ 19 $ 13 # $ 9 90% $ 15 # Net Policyholder Long Term Care Reserves (1) Active Life Reserves $ 2,182 $ 2,245 $ 2,256 $ 2,061 $ 2,249 $ 2,182 $ 2,249 $ 67 3% $ 67 3% $ 188 9 % Disabled Life Reserves 549 558 565 574 569 549 569 20 4% 20 4% (5) (1)% Total net policyholder long term care reserves $ 2,731 $ 2,803 $ 2,821 $ 2,635 $ 2,818 $ 2,731 $ 2,818 $ 87 3% $ 87 3% $ 183 7% (1) SFAS 115 requires GAAP reserves to include all unrealized gains on available for sale securities in the portfolio to be reported as if they were realized on the last day of the accounting period with all financial impacts flowing through other comprehensive income. # Variance equal to or greater than 100%. 45 of 51

Exhibit C Statistical Supplement Package (unaudited) Second Quarter 2020 Non-GAAP Financial Measure Reconciliations 46 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Measure Reconciliations Second Quarter 2020 (in millions unless otherwise noted, unaudited) Year-to-date 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Return on Equity Net income (last twelve months) $ 1,929 $ 1,969 $ 1,893 $ 3,534 $ 2,503 $ 1,929 $ 2,503 Less adjustments (1) (229) (214) (297) 1,175 371 (229) 371 Adjusted operating earnings (last twelve months) $ 2,158 $ 2,183 $ 2,190 $ 2,359 $ 2,132 $ 2,158 $ 2,132 Total Ameriprise Financial shareholders' equity (five point quarter end average) $ 5,742 $ 5,815 $ 5,837 $ 6,058 $ 6,190 $ 5,742 $ 6,190 Less AOCI, net of tax (five point quarter end average) (82) 21 122 121 194 (82) 194 Total Ameriprise Financial shareholders' equity excluding AOCI (five point quarter end average) 5,824 5,794 5,715 5,937 5,996 5,824 5,996 Less equity impacts attributable to the consolidated investment entities (five point quarter end average) 1 1 1 1 - 1 - Adjusted operating equity (five point quarter end average) $ 5,823 $ 5,793 $ 5,714 $ 5,936 $ 5,996 $ 5,823 $ 5,996 Return on equity excluding AOCI 33.1% 34.0% 33.1% 59.5% 41.7% 33.1% 41.7% Adjusted operating return on equity excluding AOCI 37.1% 37.7% 38.3% 39.7% 35.6% 37.1% 35.6% Effective Tax Rate Pretax income $ 587 $ 641 $ 534 $ 2,351 $ (526) $ 1,057 $ 1,825 Less adjustments (2) (86) (14) (324) 1,699 (1,103) (251) 596 Pretax adjusted operating earnings $ 673 $ 655 $ 858 $ 652 $ 577 $ 1,308 $ 1,229 Income tax provision $ 95 $ 98 $ 71 $ 315 $ 13 $ 170 $ 328 Adjusted operating income tax provision $ 113 $ 101 $ 94 $ (42) $ 244 $ 223 $ 202 Effective tax rate 16.1% 15.4% 13.2% 13.4% -2.4% 16.0% 18.0% Adjusted operating effective tax rate 16.8% 15.4% 14.6% -6.4% 42.3% 17.0% 16.4% (1) Adjustments reflect the trailing twelve months' sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; gain or loss on disposal of business that is not considered discontinued operations; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 21%. (2) Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; gain or loss on disposal of business that is not considered discontinued operations; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated 47 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Measure Reconciliations Second Quarter 2020 (in millions unless otherwise noted, unaudited) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Long-term Debt Summary Senior notes (1) $ 3,050 $ 3,050 $ 3,050 $ 2,300 $ 2,800 Finance lease liabilities 64 61 57 54 51 Fair value of hedges, unamortized discount and debt issuance costs (10) (10) (10) (10) (16) Total Ameriprise Financial long-term debt 3,104 3,101 3,097 2,344 2,835 Less fair value of hedges, unamortized discount and debt issuance costs (10) (10) (10) (10) (16) Less finance lease liabilities 64 61 57 54 51 Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities $ 3,050 $ 3,050 $ 3,050 $ 2,300 $ 2,800 Equity Summary Total equity $ 6,030 $ 5,997 $ 5,729 $ 6,693 $ 6,500 Less equity of consolidated investment entities 1 - 1 2 5 Total equity excluding CIEs $ 6,029 $ 5,997 $ 5,728 $ 6,691 $ 6,495 Capital Summary Total Ameriprise Financial long-term debt $ 3,104 $ 3,101 $ 3,097 $ 2,344 $ 2,835 Total equity 6,030 5,997 5,729 6,693 6,500 Total Ameriprise Financial capital 9,134 9,098 8,826 9,037 9,335 Less equity of consolidated investment entities 1 - 1 2 5 Less fair value of hedges, unamortized discount and debt issuance costs (10) (10) (10) (10) (16) Less finance lease liabilities 64 61 57 54 51 Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs $ 9,079 $ 9,047 $ 8,778 $ 8,991 $ 9,295 Total Ameriprise Financial long-term debt to total Ameriprise Financial capital (1) 34.0% 34.1% 35.1% 25.9% 30.4% Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs (1) 33.6% 33.7% 34.7% 25.6% 30.1% Total equity $ 6,030 $ 5,997 $ 5,729 $ 6,693 $ 6,500 AOCI 269 337 262 (295) 394 Retained earnings attributable to CIEs 1 1 1 (1) (1) AOCI attributable to CIEs - (1) - 3 6 Total equity $ 6,030 $ 5,997 $ 5,729 $ 6,693 $ 6,500 Less AOCI 269 337 262 (295) 394 Total equity excluding AOCI $ 5,761 $ 5,660 $ 5,467 $ 6,988 $ 6,106 Total equity $ 6,030 $ 5,997 $ 5,729 $ 6,693 $ 6,500 Less retained earnings attributable to CIEs 1 1 1 (1) (1) Less AOCI 269 337 262 (295) 394 Total equity excluding CIEs and AOCI $ 5,760 $ 5,659 $ 5,466 $ 6,989 $ 6,107 (1) The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020. 48 of 51

Exhibit D Statistical Supplement Package (unaudited) Second Quarter 2020 Revenue Detail by Product 49 of 51

Ameriprise Financial, Inc. Advice & Wealth Management Segment Revenue From Contracts With Customers Second Quarter 2020 Prior Year Comparisons (in millions, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Revenues Management and financial advice fees: Asset management fees: Retail $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - Institutional - - - - - - - - - - - - - Advisory fees 779 813 839 854 797 1,504 1,651 18 2% 147 10% (57) (7)% Financial planning fees 84 80 97 81 86 153 167 2 2% 14 9% 5 6 % Transaction and other fees 91 91 89 89 87 175 176 (4) (4)% 1 1% (2) (2)% Total management and financial advice fees 954 984 1,025 1,024 970 1,832 1,994 16 2% 162 9% (54) (5)% Distribution Fees: Mutual funds 182 183 190 184 170 353 354 (12) (7)% 1 - (14) (8)% Insurance and annuity 218 226 226 208 196 423 404 (22) (10)% (19) (4)% (12) (6)% Other products 180 169 146 156 87 365 243 (93) (52)% (122) (33)% (69) (4 4)% Total distribution fees 580 578 562 548 453 1,141 1,001 (127) (22)% (140) (12)% (95) (1 7)% Other revenues 49 40 43 47 47 94 94 (2) (4)% - - - - Total revenue from contracts with customers 1,583 1,602 1,630 1,619 1,470 3,067 3,089 (113) (7)% 22 1% (149) (9)% Revenue from other sources 106 115 110 101 85 211 186 (21) (20)% (25) (12)% (16) (1 6)% Total segment gross revenues 1,689 1,717 1,740 1,720 1,555 3,278 3,275 (134) (8)% (3) - (165) (1 0)% Banking and deposit interest expense 36 35 30 25 18 71 43 (18) (50)% (28) (39)% (7) (2 8)% Total segment net revenues 1,653 1,682 1,710 1,695 1,537 3,207 3,232 (116) (7)% 25 1% (158) (9)% Less: intersegment revenues 230 240 235 222 208 449 430 (22) (10)% (19) (4)% (14) (6)% Total net revenues $ 1,423 $ 1, 442 $ 1,475 $ 1,473 $ 1,329 $ 2,758 $ 2,802 $ (94) (7)% $ 44 2% $ (144) (1 0)% 50 of 51

Ameriprise Financial, Inc. Asset Management Segment Revenue From Contracts With Customers Second Quarter 2020 Prior Year Comparisons (in millions, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 2 Qtr 2020 2019 2020 Diff. % Diff. % Diff. % Revenues Management and financial advice fees: Asset management fees: Retail $ 442 $ 448 $ 464 $ 447 $ 417 $ 871 $ 864 $ (25) (6)% $ (7) (1)% $ (30) (7)% Institutional 111 135 145 85 101 215 186 (10) (9)% (29) (13)% 16 19 % Advisory fees - - - - - - - - - - - - - Financial planning fees - - - - - - - - - - - - - Transaction and other fees 47 48 48 47 45 93 92 (2) (4)% (1) (1)% (2) (4)% Total management and financial advice fees 600 631 657 579 563 1,179 1,142 (37) (6)% (37) (3)% (16) (3)% Distribution Fees: Mutual funds 60 59 61 60 55 117 115 (5) (8)% (2) (2)% (5) (8)% Insurance and annuity 43 43 44 43 41 84 84 (2) (5)% - - (2) (5)% Other products - - - - - - - - - - - - - Total distribution fees 103 102 105 103 96 201 199 (7) (7)% (2) (1)% (7) (7)% Other revenues 3 - - 1 1 4 2 (2) (67)% (2) (50)% - - Total revenue from contracts with customers 706 733 762 683 660 1,384 1,343 (46) (7)% (41) (3)% (23) (3)% Revenue from other sources 7 8 8 3 8 18 11 1 14% (7) (39)% 5 # Total segment gross revenues 713 741 770 686 668 1,402 1,354 (45) (6)% (48) (3)% (18) (3)% Banking and deposit interest expense 1 (1) - - - 1 - (1) # (1) # - - Total segment net revenues 712 742 770 686 668 1,401 1,354 (44) (6)% (47) (3)% (18) (3)% Less: intersegment revenues 14 13 15 13 13 27 26 (1) (7)% (1) (4)% - - Total net revenues $ 698 $ 729 $ 755 $ 673 $ 655 $ 1,374 $ 1,328 $ (43) (6)% $ (46) (3)% $ (18) (3)% # Variance equal to or greater than 100%. 51 of 51